Exhibit (c)(9)

STRICTLY CONFIDENTIAL DRAFT Working document for discussion PROJECT DELPHES PRELIMINARY VALUATION REPORT FOR DISCUSSION PURPOSE 13 April 2016 Project Delphes CORPORATE & INSTITUTIONAL BANKING STRICTLY CONFIDENTIAL

DRAFT Project Delphes - 13 April 2016 F2 Step 3: Swap of Cnova N.V. shares held by Cnova Brazil for Cnova Brazil shares held by Cnova N.V. plus cash previously deposited by VV in NewCo Step 4: Cash tender offer by CGP for free float Cnova N.V. shares Step 1: VV to transfer its 22% stake in Cnova N.V. and cash to a Newco Step 2: Merger of Newco into Cnova Brazil GPA Cnova N.V. Cdiscount Cnova Brazil Free float 43.3% 26.2% 22.0% 8.5% 99.8% 100.0% CGP Newco [Cash] VV GPA VV Cnova N.V. Cdiscount Free float 43.3% 26.2% 8.5% 99.8% CGP 22.0% Cnova Brazil / Newco GPA VV Cnova N.V. Cdiscount Free float 55.5% 33.6% 10.9% 99.8% CGP 100% Cnova Brazil [Cash] GPA VV Cdiscount 33.6% 99.8% CGP 100% Cnova Brazil Free float [55.5-66.4]% [0-10.9]% Cnova N.V. Casino listed subsidiary Casino private subsidiary X% X% Economic interest Voting rights Note: [Before merger: Cnova to capitalize its loan to Nova] Transaction structure

Executive summary DRAFT 3 Valuation assumptions and preliminary results Information and key assumptions retained for valuation BNP Paribas has relied on the information prepared and provided by Cnova management and, in particular, the business plan of Nova and Cdiscount presented to the Board to perform its valuation works, especially DCF This valuation is based on 2015 preliminary accounts (unaudited), which may be further adjusted for the on going Nova Brazil investigation by legal and audit consultants (such adjustments – as of 21 March 2016 – are taken into account in this valuation exercise) Potential additional pre-signing adjustments in relation to the on going Nova Brazil investigation could impact 2015 final accounts (audited) compared to preliminary ones Moreover valuation is subject to potential adjustments on historical financial statements before 2015 Our assessment is based on the data for the period ending 31 December 2015 and takes into account development of the business after this date as per the Business Plan. Although Cnova Brazil reported weaker performance in Q1 2016 (and FY Cnova Brazil 2016 EBITDA to be breakeven according to the objective shared by the Company with the market vs +61m BRL in the Business Plan), no amendments were made to the BP at this stage as the most representative period for the Company is Q4, as well as due to the lack of visibility on Brazilian market $6m (€5m) estimated impact of the Class Action lawsuit filed in January 2016 against Cnova has been assumed at this stage based on legal due diligence. Subject to further confirmation based on updated legal due diligence Valuation date of each business is 31 December 2015, with EUR/BRL exchange rate, where applicable, as of 01 April 2016 (1-month average) Current holding costs at Cnova level are assumed to remain in place post separation with Nova and take on significant reduction: from c.$17.3m (€15.4m) in 2016, including exceptional items, to $7.7m (€6.9m) from 2017 onwards. Stand-alone business plan for Nova does not assume any holding costs or management fees WACC has been updated beginning April 2016 in order to account for latest market data Nova WACC decreased from 17.3% to 16.4% due to lower Risk Free rate and Country Risk Premium Cdiscount WACC decreased from 8.7% to 7.9% due to lower Equity beta Higher perpetual growth rates for Nova and Cdiscount have been used to better reflect a higher target level of penetration of ecommerce Preliminary Valuation results (based on DCF valuation) The equity value derived for Nova stands between $523m and $585m, before any holding costs or synergies (Enterprise Value stands between $534m and $596m considering intra-group debt to Cnova is fully capitalized) The equity value derived for Cdiscount, including International operations, stands between $1,444m and $1,597m, before any holding costs Implied value of Cnova, taking into account holding costs, amounts between $1,878m and $2,093m (i.e between US$4.26 and US$4.74/share @ EUR USD FX of 0.89 – 1-month average as of 08/04/2016) Total value of potential synergies expected from combination of Nova with Via Varejo is estimated at $139m / €123m (i.e. $69m or a 50% basis) based on M.M. Friedrich, Heilbronn & Fiszer report (19 February 2016) 1 2 Project Delphes - 13 April 2016

DRAFT 461 NewCo Executive summary 4 Based on DCF valuation as of April 12th 2016 Project Delphes - 13 April 2016 Estimated Equity Value ($m; Bullish Case, excluding synergies) Detailed estimated Equity Value ($m) Estimated consideration to Cnova ($m) 22% VV stake in Cnova Note: (1) Includes $83m holding costs and $6m costs related to Class action filed in the US in Cnova EvEq bridge; (2) assuming 25% to be paid (based on total synergies of $139m); (3) assuming best case scenario with 15% tax based on cash compensation minus Nova book value ($3m) after interco. loan capitalization . Subjet to further tax assessment Synergies (for NOVA) (%) ($m) Bullish Case 585 1,597 (89) 2,093 461 139 25% 35 Conservative Case 523 1,444 (89) 1,878 413 139 25% 35 ($m) NOVA Synergies (total) CNOVA NEWCO Holding costs & other(1) CDISCOUNT (incl. Intl') 585 2,093 1,597 (89) Nova Cdiscount Holding costs & other(1) Cnova Bullish Case Conservative Case Value of the 22% held by VV in CNOVA to Newco (461) (413) Nova transferred before synergies 585 523 Estimated cash compensation before synergies sharing 125 110 Synergies sharing (subject to negotiatio n with VV) (2) 35 35 Estimated cash compensation after synergies sharing before capital gain tax 159 144 Capital gain tax (15%) (3) (6) (6)

Nova business plans vs. ecommerce market in Brazil

DRAFT

Internet Retailing

E-commerce revenues (% growth)

2015E market size: R$43.0bn



+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
E-commerce revenues (1)
Nova (Bullish)
Nova (Conservative)

Source: E-commerce total revenues in Brazil, Ebit (H1 2015) and Votorantim Corretora (April 2015)
Note: E-commerce excluding airline tickets, deal-of-the-day websites, auction and car sales; (1) Flat assumptions from 2021 onwards

Internet retailing (% growth)

2015E market size: R$39.5bn incl. sales taxes



+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Internet retailing (1)
Nova (Bullish)
Nova (Conservative)

Source: Internet retailing in Brazil, Euromonitor as of March 2016
Note: Including sales taxes & at current prices. Internet retailing includes mobile and internet retailing: apparel & footwear, beauty & personal care, consumer appliances, consumer electronics, consumer healthcare, food & drink, home care, home improvement & gardening, housewares & home furnishings, media products, personal accessories & eyewear, pet care, traditional toys & games, video games hardware, other internet retailing; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce

Consumer electronics e-commerce % growth

2015E market size: R$11.3 billion



+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Nova (Bullish)
Nova (Conservative)

Source: Planet Retail as of March 2016
Note: Total sales of all banners, including VAT. E-commerce sales of retailers with 60% or more sales generated from selling household electrical appliances and/or consumer electronics products; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce % growth

2015E market size: R$10.4 billion



+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Nova (Bullish)
Nova (Conservative)

Source: Internet retailing by category (value), Euromonitor, July 2015
Note: **At current prices based on BNPP inflation estimates derived from Euromonitor.** Consumer Electronics refers to the sales of Computers and Peripherals, In-Home Consumer Electronics, In-Car Entertainment and Portable Consumer Electronics to the end consumer; (1) Flat assumptions from 2021 onwards

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Project Delphes - 13 April 2016 | F5

Cdiscount business plans vs. ecommerce market in France

DRAFT

Internet Retailing

E-commerce revenues (% growth)

2015E market size: €64.9bn



+25%
+20%
+15%
+10%
+5%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Ecommerce revenues (1)
Cdiscount (Bullish)
Cdiscount (Conservative)

Source: E-commerce total revenues, Xerfi, January 2016
Note: E-commerce excluding airline tickets, deal-of-the-day websites, auction and car sales; (1) Flat assumptions from 2017 onwards

Internet retailing (% growth)

2015E market size: €37.0bn incl. sales taxes



+25%
+20%
+15%
+10%
+5%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Internet retailing(1)
Cdiscount (Bullish)
Cdiscount (Conservative)

Source: Internet retailing in France, Euromonitor as of March 2016
Note: Including sales taxes & at current prices. Internet retailing includes mobile and internet retailing: apparel & footwear, beauty & personal care, consumer appliances, consumer electronics, consumer healthcare, food & drink, home care, home improvement & gardening, housewares & home furnishings, media products, personal accessories & eyewear, pet care, traditional toys & games, video games hardware, other internet retailing; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce

Consumer electronics e-commerce % growth

2015E market size: €0.7 billion



+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics(1)
Cdiscount (Bullish)
Cdiscount (Conservative)

Source: Planet Retail as of March 2016
Note: Total sales of all banners, including VAT. E-commerce sales of retailers with 60% or more sales generated from selling household electrical appliances and/or consumer electronics products; (1) Flat assumptions from 2022 onwards

Consumer electronics e-commerce % growth

2015E market size: €3.2 billion



+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Cdiscount (Bullish)
Cdiscount (Conservative)

Source: Internet retailing by category (value), Euromonitor, January 2016
Note: **At current prices based on BNPP inflation estimates derived from Euromonitor.** Consumer Electronics refers to the sales of Computers and Peripherals, In-Home Consumer Electronics, In-Car Entertainment and Portable Consumer Electronics to the end consumer; (1) Flat assumptions from 2020 onwards

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Project Delphes - 13 April 2016 | 6

DRAFT Project Delphes - 13 April 2016 Nova: Multi-criteria valuation summary ($) Trading multiple valuation based on two approaches: - Regression analysis - B2W multiples with a discount to take into consideration Nova’s lower profitability 7 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 08/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e EV/Sales Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 31/12/15) 11 11 11 11 11 11 11 11 42 42 42 42 42 42 42 42 ENTREPRISE VALUE ($m) 11 511 1,011 1,511 2,011 2,511 3,011 3,511 42 2,042 4,042 6,042 8,042 10,042 12,042 14,042 2016e EV/Sales 1,704 0.01x 0.30x 0.59x 0.89x 1.18x 1.47x 1.77x 2.06x 0.01x 0.33x 0.65x 0.97x 1.29x 1.61x 1.93x 2.25x 2017e EV/Sales 1,879 0.01x 0.27x 0.54x 0.80x 1.07x 1.34x 1.60x 1.87x 0.01x 0.30x 0.59x 0.88x 1.17x 1.46x 1.75x 2.04x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) Equity Value (BRLm) SHARE PRICE BROKERS TARGET PRICE DCF 570 510 381 1,477 600 536 495 1,553 585 523 2,085 1,864 1,391 4,732 2,192 1,959 1,810 4,974 2,139 1,911 xxx xx x

DRAFT Project Delphes - 13 April 2016 Cdiscount: Multi-criteria valuation summary ($) Trading multiple valuation based on two approaches: - Peers’ group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 8 Valuation on a stand-alone basis (before holding costs) Cdiscount (France & International) Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 08/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 31/12/15) 175 175 175 175 175 175 175 175 ENTREPRISE VALUE ($m) 175 675 1,175 1,675 2,175 2,675 3,175 3,675 2016e EV/Sales 2,069 0.08x 0.32x 0.56x 0.80x 1.04x 1.28x 1.53x 1.77x 2017e EV/Sales 2,248 0.07x 0.29x 0.51x 0.74x 0.96x 1.18x 1.40x 1.63x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) DCF SHARE PRICE BROKERS TARGET PRICE 1,557 1,408 1,181 1,410 1,637 1,480 1,325 1,482 1,597 1,444 x x x x xxx xx x

DRAFT Project Delphes - 13 April 2016 Cnova: multi-criteria valuation summary ($) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 9 Between $4.26 and $4.74 /share based on DCF valuation methodology, above share price during recent periods and consistent with alternative methodologies Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Equity Value ($m) Share Price ($) Spot as of 08/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 31/12/15) 193 193 193 193 193 193 193 193 ENTREPRISE VALUE ($m) 693 1,193 1,693 2,193 2,693 3,193 3,693 4,193 2016e EV/Sales 3,773 0.18x 0.32x 0.45x 0.58x 0.71x 0.85x 0.98x 1.11x 2017e EV/Sales 4,127 0.17x 0.29x 0.41x 0.53x 0.65x 0.77x 0.89x 1.02x DCF TRADING MULTIPLES TRANSACTION MULTIPLES Methodology SHARE PRICE BROKERS TARGET PRICE 1,008 982 982 982 982 662 2,041 1,831 1,562 2,801 1,326 1,326 1,326 1,528 3,052 3,559 3,089 1,765 2,146 1,925 1,642 2,945 2.28 2.22 2.22 2.22 2.22 1.50 4.63 4.15 3.54 6.35 3.00 3.00 3.00 3.46 6.92 8.07 7.00 4.00 4.86 4.36 3.72 6.67 1,172 2.66 xxx x 2,093 4.74 xx xx 1,878 4.26 xx

DRAFT Project Delphes - 13 April 2016 10 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 10 20 31 39

DRAFT Relevancy Spot as of 08/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e EV/Sales Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 31/12/15) 10 10 10 10 10 10 10 10 42 42 42 42 42 42 42 42 ENTREPRISE VALUE (€m) 10 510 1,010 1,510 2,010 2,510 3,010 3,510 42 2,042 4,042 6,042 8,042 10,042 12,042 14,042 2016e EV/Sales 1,516 0.01x 0.34x 0.67x 1.00x 1.33x 1.66x 1.99x 2.31x 0.01x 0.33x 0.65x 0.97x 1.29x 1.61x 1.93x 2.25x 2017e EV/Sales 1,672 0.01x 0.31x 0.60x 0.90x 1.20x 1.50x 1.80x 2.10x 0.01x 0.30x 0.59x 0.88x 1.17x 1.46x 1.75x 2.04x TRADING MULTIPLES DCF TRANSACTION MULTIPLES BROKERS TARGET PRICE SHARE PRICE Methodology Equity Value (€m) Equity Value (BRLm) 508 454 339 1,315 534 477 441 1,382 521 465 2,085 1,864 1,391 4,732 2,192 1,959 1,810 4,974 2,139 1,911 xxx xx x Project Delphes - 13 April 2016 Nova: Multi-criteria valuation summary (€) Valuation summary in $ page 7 Trading multiple valuation based on two approaches: - Regression analysis - B2W multiples with a discount to take into consideration Nova’s lower profitability 11 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions

Nova: EV – Equity adjustments

DRAFT

As of 31/12/2015

EV – Equity adjustment

	Case 1: Normalized WC with instalments		*Case 2: Normalized WC without instalments*		
Category	**Value retained (€m)**	**Value retained (BRLm)**	**Value retained (€m)**	**Value retained (BRLm)**	**Comments**
Long term financial debt	8.3	34.0	8.3	34.0	Incl. loans and borrowings, lease financing and accrued interests
Short term financial debt	2.7	11.0	2.7	11.0	Incl. loans and borrowings, lease financing and accrued interests
Cash & Cash equivalents	(254.4)	(1,044.9)	(254.4)	(1,044.9)	Incl. marketable securities
Net debt / (Net Cash)	**(243.4)**	**(1,000.0)**	**(243.4)**	**(1,000.0)**	
Securitization	-	-	-	-	
NWC seasonality cash adjustment	244.1	1,002.8	135.4	556.1	WC Normalisation from December levels to LTM average(1)
Debt increase if no factoring	-	-	436.3	1,792.3	Required to adjust Cash position for proceeds from Factoring
Financial Assets (incl. Associates)	-	-	-	-	
Deferred tax assets	(5.8)	(24.0)	(7.9)	(32.3)	NPV of use of €10.7m of deferred tax assets at Nova
Employee benefits	-	-	-	-	
Debt-like provisions	15.3	62.7	15.3	62.7	Incl. risks & charges provisions and preliminary provision for matters arising from on-going Nova Brazil accounting investigation and related shareholder litigation based on statements from the Company and legal diligence
Cash from dilutive financial instruments	-	-	-	-	
Minority interests	-	-	-	-	
Total Enterprise Value Adjustments	**10.1**	**41.6**	**335.7**	**1,378.8**	
	[DCF]		*[Multiples]*		

Note:
- Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows
- Case 2 is used for valuation by Trading multiples, since it adjusts Nova's NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates

Note: Exchange rate used EUR 1.00= BRL4.1 (1m average as of 08/04/2016); (1) Includes estimated on going Nova Brazil investigation at WC level; See detailed Working Capital normalization in appendix

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Project Delphes - 13 April 2016 | 12

Nova: Business Plan overview (Bullish case) DRAFT Project Delphes - 13 April 2016 13 DS GM to decrease by 2025 due to competition, partially offset by Other activities Increasing SG&A due to growing contribution of MP into GMV MP contribution into GMV to reach Cdiscount level 3 to 4 years later with a max. of 50% (excl. B2B and Wholesale) ~+200bps above LT Brazilian inflation (+5.1%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (5.6%) of Net Sales post Management BP Improving Gross Margin due to increasing MP contribution in GMV MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (BRLm) 7,748 8,649 10,174 12,295 15,308 19,594 24,257 29,011 33,479 37,229 39,835 Growth % (%) +11.6% +17.6% +20.9% +24.5% +28.0% +23.8% +19.6% +15.4% +11.2% +7.0% o/w % of Direct Sales in GMV (%) 63.3% 57.6% 53.4% 47.0% 43.3% 40.8% 39.3% 39.3% 39.3% 39.3% o/w % of Marketplace in GMV (%) 17.4% 23.6% 28.4% 34.8% 38.5% 41.0% 42.5% 42.5% 42.5% 42.5% o/w % of Other activity in GMV (%) 19.2% 18.7% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% Net sales HT (BRLm) 6,126 6,228 6,870 7,886 9,139 11,202 13,464 15,826 18,299 20,388 21,815 Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% o/w Direct Sales (BRLm) 4,882 4,637 4,962 5,557 6,096 7,188 8,385 9,658 11,146 12,394 13,262 Growth % (%) (5.0%) +7.0% +12.0% +9.7% +17.9% +16.7% +15.2% +15.4% +11.2% +7.0% o/w MP Commissions (BRLm) 82 203 325 471 732 1,056 1,417 1,788 2,099 2,374 2,540 Growth % (%) +146.3% +60.0% +45.0% +55.5% +44.2% +34.2% +26.2% +17.4% +13.1% +7.0% Commissio n rate (%) 10.9% 13.5% 13.5% 13.5% 13.8% 14.0% 14.3% 14.5% 14.8% 15.0% 15.0% o/w Other (BRLm) 1,273 1,388 1,582 1,856 2,311 2,958 3,662 4,380 5,054 5,620 6,013 Growth % (%) +9.0% +14.0% +17.3% +24.5% +28.0% +23.8% +19.6% +15.4% +11.2% +7.0% Gross profit (BRLm) 511 891 1,128 1,443 1,838 2,388 2,990 3,604 4,158 4,622 4,945 Gross Margin (% of Net Sales) (%) 8.3% 14.3% 16.4% 18.3% 20.1% 21.3% 22.2% 22.8% 22.7% 22.7% 22.7% GM excl. MP (% of Net Sales) (%) 7.1% 11.4% 12.3% 13.1% 13.2% 13.1% 13.1% 12.9% 12.7% 12.5% 12.5% Total SG&A (BRLm) (886) (830) (917) (1,066) (1,269) (1,582) (1,959) (2,318) (2,675) (2,975) (3,183) % of GMV (%) (11.4%) (9.6%) (9.0%) (8.7%) (8.3%) (8.1%) (8.1%) (8.0%) (8.0%) (8.0%) (8.0%) % of Net Sales (%) (14.5%) (13.3%) (13.3%) (13.5%) (13.9%) (14.1%) (14.6%) (14.6%) (14.6%) (14.6%) (14.6%) EBITDA (bef. Instalment costs) (BRLm) (377) 61 211 377 569 806 1,031 1,287 1,483 1,647 1,762 % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (BRLm) (242) (315) (340) (397) (249) (304) (358) (405) (442) (462) (495) % of Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 319 502 674 881 1,041 1,185 1,268 % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % of Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) Change in Working Capital (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 Working Capital (BRLm) (560) (502) (485) (445) (515) (632) (759) (893) (1,032) (1,150) (1,230) % of Net Sales (%) (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Inventory (COGS excl ship.) (days) 55 46 44 43 Receivables (GM V) (days) 18 19 17 17 Payables (COGS excl ship.) (days) 135 130 125 120 Change in WC - Other (BRLm) 5 100 14 - - - - - - - - 2015 WC normalized based on monthly average # of days; decrease in # of days forecasted in the BP is applied to 2015 monthly average # of days to estimate “normalized” WC in 2016-2018 SELIC decreasing to 8%, avg. instalments from 5.8 to 4 times and GMV reduced from 100% to 80% Recovery of Brazil and rebound following 2016-18 mgmt conservative view Less aggressive recovery for the Conservative case

Nova: Discounted Cash Flow valuation (Bullish case) DRAFT Project Delphes - 13 April 2016 14 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34% (Brazil) WACC: 16.4% Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated in 2016-2018 Favourable instalments assumptions assuming an improvement of industry practices over extrapolation period: - SELIC decreasing to 8%, - Avg. instalments from 5.8 to 4 times, and - GMV reduced from 100% to 80% Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) 72 296 14% Terminal value 440 1,809 83% NPV tax credits 18 75 3% ENTERPRISE VALUE 531 2,181 100% 2017e EV/Sales 0.32x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (10) (42) EQUITY VALUE 521 2,139 (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,139 11,202 13,464 15,826 18,299 20,388 21,815 +17.4% Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 569 806 1,031 1,287 1,483 1,647 1,762 +23.7% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (%) (242) (315) (340) (397) (249) (304) (358) (405) (442) (462) (495) +13.1% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 319 502 674 881 1,041 1,185 1,268 +30.0% % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% - D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) +31.8% % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 232 377 501 654 755 839 869 +29.3% % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 2.5% 3.4% 3.7% 4.1% 4.1% 4.1% 4.0% - Normative tax rate (BRLm) - - - (79) (128) (170) (222) (257) (285) (296) +29.3% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 87 125 173 228 287 346 398 +31.8% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) +19.5% % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 +10.8% % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.8% 1.0% 0.9% 0.8% 0.8% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 143 275 364 473 556 608 614 +33.6% Free cash flows (€m) (74) (59) (47) 35 67 89 115 135 148 150 +33.6% WACC BRLm 2,139 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 2,183 2,091 2,004 1,922 1,843 (0.3%) 2,257 2,161 2,070 1,983 1,902 2,336 2,235 2,139 2,049 1,963 0.3% 2,419 2,312 2,212 2,117 2,027 0.5% 2,507 2,394 2,289 2,189 2,095 €m (0.5%) 531 509 488 468 449 (0.3%) 550 526 504 483 463 569 544 521 499 478 0.3% 589 563 538 515 494 0.5% 610 583 557 533 510 PERPETUAL GROWTH PERPETUAL GROWTH

Nova: Discounted Cash Flow valuation (Conservative case) DRAFT Project Delphes - 13 April 2016 15 Main assumptions: Conservative case valuation includes lower Sales growth beyond the Business Plan compared to Bullish case (2019-24 CAGR of +16% vs. +17% for Bullish case) due to a lower rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 rebound as per below: - +23.0% in 2019 at GMV level (vs. +24.5% for Bullish case) - +25.0% for 2020 (vs. +28.0% for Bullish case) Other valuation assumptions as per Bullish case including as regard instalments Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,029 10,807 12,738 14,748 16,875 18,700 20,009 +15.7% Growth % (%) +1.7% +10.3% +14.8% +14.5% +19.7% +17.9% +15.8% +14.4% +10.8% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 562 778 976 1,199 1,367 1,510 1,616 +21.9% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (%) (242) (315) (340) (397) (246) (293) (338) (378) (407) (424) (454) +11.5% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 316 485 637 821 960 1,087 1,163 +28.1% % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% - D&A (BRLm) (57) (55) (56) (61) (86) (121) (163) (212) (264) (317) (365) +29.8% % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 230 363 474 609 696 770 797 +27.4% % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 2.5% 3.4% 3.7% 4.1% 4.1% 4.1% 4.0% - Normative tax rate (BRLm) - - - (78) (124) (161) (207) (237) (262) (271) +27.4% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 86 121 163 212 264 317 365 +29.8% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (166) (208) (252) (297) (340) (376) (402) +17.7% % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 65 100 109 113 120 103 74 +9.8% % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.7% 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 136 253 333 430 504 552 563 +32.4% Free cash flows (€m) (74) (59) (47) 33 62 81 105 123 134 137 +32.4% As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) 53 220 11% Terminal value 404 1,659 85% NPV tax credits 18 74 4% ENTERPRISE VALUE 475 1,953 100% 2017e EV/Sales 0.28x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (10) (42) EQUITY VALUE 465 1,911 WACC BRLm 1,911 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 1,951 1,867 1,788 1,712 1,640 (0.3%) 2,020 1,931 1,848 1,769 1,694 2,092 1,999 1,911 1,829 1,750 0.3% 2,168 2,070 1,978 1,892 1,809 0.5% 2,249 2,146 2,049 1,958 1,872 €m (0.5%) 475 455 435 417 399 (0.3%) 492 470 450 431 412 509 487 465 445 426 0.3% 528 504 482 460 441 0.5% 547 522 499 477 456 PERPETUAL GROWTH PERPETUAL GROWTH

Nova: Weighted Average Cost of Capital

DRAFT

The cost of capital is the minimum rate of return on the company's investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt)

The Capital Asset Pricing Model (CAPM) is a widely used model by the market assessing the best estimation of the investor's expected return of an asset based on its beta and expected market returns

Selected Peers have been chosen for their business and geographical comparability (emerging markets)

Compared to 25/03 version, Nova WACC decreased from 17.3% to 16.4% due to lower Risk Free rate and Country Risk Premium (update market data)

WACC computation

WACC		SOURCE / COMMENTS
Risk free rate USD (Rf)	1.8%	1-month average USD BNP Paribas Arbitrage
Equity Risk Premium (ERP)	6.2%	1-month average USD BNP Paribas Arbitrage
Equity beta (β_e)	1.14	Peers' median asset beta leveraged for target gearing assumed at Nova
Country Risk Premium (CRP)	4.0%	10YR USD Govt bond spread Datastream
Cost of Equity (USD)	**12.8%**	**CoE = Rf + β*ERP + CRP**
US average inflation rate	2.0%	IMF 2016-20 Average US CPI (average of period)
Brazil average inflation rate	5.2%	IMF 2016-20 Average Brazil CPI (average of period)
Cost of Equity (BRL)	**16.4%**	**Fisher**
10YR Brazilian bonds (BRL)	14.2%	Brazil 10YR Generic Govt bond Datastream (1m average)
Corporate credit spread (Sp)	1.0%	Spread between company market cost of debt and selected risk free rate
Pre - Tax Cost of Debt (BRL)	**15.2%**	**CoD = R_f + Sp**
Normative tax rate (T)	34.0%	Brazil Corporate Income Tax rate
Target Gearing (G)	-	In line with median for selected peers
WACC BRL	16.4%	WACC = (G*CoD*(1-T) + CoE)/(1+G)

Beta computation

Company	Market Cap. (€m)[1]	EV (€m)	Equity beta	Net debt/ (Net cash)	Tax rate (%)	Asset beta	Gearing
Amazon	238,554	232,064	1.00	(3,129)	40%	1.01	(1.3%)
JD.com	39,030	35,512	1.29	(1,869)	25%	1.34	(4.8%)
Vipshop Holdings	6,409	6,176	1.50	(108)	25%	1.52	(1.7%)
B2W	884	1,751	1.80	842	34%	1.11	95.2%
Dangdang	512	395	1.05	(57)	25%	1.14	(11.2%)
Average All Peers	**57,078**	**55,180**	**1.33**			**1.22**	**15.2%**
Median All Peers	**6,409**	**6,176**	**1.29**			**1.14**	**(1.7%)**

Source: Company information, Datastream, BNP Paribas Arbitrage, Beta Barra GEM3 (Global beta); (1) 1-month average Market Cap., 1-month average FX local currency to €

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 16

DRAFT 2017e EV/Sales 2017e Gross Margin Amazon Jd.Com Vipshop B2W Dangdang Nova y = 6.11x - 0.60 R² = 0.79 n.a. 0.25x 0.50x 0.75x 1.00x 1.25x 1.50x 1.75x 2.00x 10% 15% 20% 25% 30% 35% 40% 16.4% 0.40x Project Delphes - 13 April 2016 Nova: Trading multiples valuation (1/2) 17 For reference only – Regression analysis Source: Datastream, company information. Note: Market cap. based on 1m avg share price 2017e EV/Sales vs. 2017e Gross Margin Methodology: Regression analysis performed on the entire peers sample. Gross Margin considered as the best financial indicator of profitability as most of the peers (incl. Nova) have a low or negative profitability at EBITDA or EBIT level Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Nova’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates Nova (€m) (BRLm) 2017e Gross Margin 16.4% 16.4% Implied 2017e EV/Sales 0.40x 0.40x 2017e Sales 1,672 6,870 EV 674 2,770 Ev-Eq adjustments (336) (1,379) Equity 339 1,391

Nova: Trading multiples valuation (2/2)

DRAFT

For reference only – Alternative methodology to cross-check regression analysis

Methodology:
B2W assumed as the most comparable peer (similar market share, product offering, geographical footprint, size, etc.).
Multiple retained: 2017e B2W EV/Sales multiples with a discount to take into account Nova's lower profitability at Gross Margin level

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Nova's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

Trading multiples

	Market	EV	EV/Sales				EV/EBITDA			EV/EBITA			Adjusted PE Ratio		
€m	Cap.		2016e	2017e	2018e		2016e	2017e	2018e	2016e	2017e	2018e	2016e	2017e	2018e
Amazon.Com	238,554	232,064	2.05x	1.72x	1.44x		21.1x	16.8x	13.2x	nm	nm	23.9x	nm	nm	31.9x
Jd.Com	39,030	35,512	1.03x	0.78x	0.62x		nm	nm	20.0x	nm	nm	23.1x	nm	nm	31.0x
Vipshop	6,409	6,176	0.83x	0.65x	0.54x		13.1x	10.1x	8.1x	16.2x	11.8x	9.3x	20.3x	14.5x	11.6x
B2W	884	1,751	0.71x	0.62x	0.52x		9.7x	7.9x	6.3x	15.5x	11.6x	8.7x	nm	nm	nm
Dangdang	512	395	0.23x	0.19x	na		12.3x	5.8x	na	30.9x	7.0x	na	24.2x	8.0x	na
Average			**0.97x**	**0.79x**	**0.78x**		**14.1x**	**10.2x**	**11.9x**	**20.9x**	**10.1x**	**16.2x**	**22.3x**	**11.2x**	**24.8x**
Median			**0.83x**	**0.65x**	**0.58x**		**12.7x**	**9.0x**	**10.6x**	**16.2x**	**11.6x**	**16.2x**	**22.3x**	**11.2x**	**31.0x**
Financials (BRLm)			6,228	6,870	7,886										
Nova implied EV pre discount (BRLm)			***4,448***	***4,246***	***4,106***										
Nova implied EV pre discount (€m)			***1,083***	***1,034***	***1,000***										
Discount applied			*33.4%*	*24.9%*	*18.0%*	*Discount based on Nova / B2W Gross Margin ratio*									
Nova implied EV retained (BRLm)			***2,964***	***3,189***	***3,365***										
Nova implied EV retained (€m)			***722***	***776***	***819***										
EvEq adjustments (BRLm)		(1,379)													
EvEq adjustments (€m)		(336)													
Nova implied Eq value (BRLm)			***1,585***	***1,810***	***1,987***										
Nova implied Eq value (€m)			***386***	***441***	***484***										

Operating benchmark

	Sales growth			Gross margin			EBITDA margin (1)			EBITA margin			Capex in % of sales		
€m	2016e	2017e	2018e	2016e	2017e	2018e	2016e	2017e	2018e	2016e	2017e	2018e	2016e	2017e	2018e
Amazon.Com	+21.0%	+19.1%	+19.3%	34.4%	35.6%	37.4%	9.7%	10.2%	10.9%	3.1%	4.0%	6.0%	4.4%	4.3%	4.2%
Jd.Com	+41.0%	+32.1%	+24.3%	14.7%	15.9%	17.6%	(0.6%)	0.9%	3.1%	(1.2%)	0.4%	2.7%	1.6%	1.3%	1.2%
Vipshop	+36.6%	+28.6%	+19.7%	24.4%	24.4%	24.4%	6.3%	6.4%	6.6%	5.1%	5.5%	5.8%	3.5%	2.8%	2.6%
B2W	+12.0%	+15.6%	+18.7%	21.5%	21.9%	22.3%	7.3%	7.8%	8.2%	4.6%	5.3%	6.0%	5.8%	5.0%	3.9%
Dangdang	+23.2%	+23.9%	na	15.7%	16.0%	na	1.9%	3.3%	na	0.8%	2.7%	na	0.7%	0.6%	na
Average	**+26.8%**	**+23.8%**	**+20.5%**	**22.1%**	**22.7%**	**25.4%**	**4.9%**	**5.7%**	**7.2%**	**2.5%**	**3.6%**	**5.1%**	**3.2%**	**2.8%**	**3.0%**
Median	**+23.2%**	**+23.9%**	**+19.5%**	**21.5%**	**21.9%**	**23.3%**	**6.3%**	**6.4%**	**7.4%**	**3.1%**	**4.0%**	**5.9%**	**3.5%**	**2.8%**	**3.2%**
Nova	***+1.7%***	***+10.3%***	***+14.8%***	***14.3%***	***16.4%***	***18.3%***	***1.0%***	***3.1%***	***4.8%***	***(5.0%)***	***(2.7%)***	***(1.0%)***	***1.4%***	***1.6%***	***1.7%***

Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016); Market cap. based on 1m avg share price ;(1) before Instalments
Source: Datastream, company information.

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Nova: Transaction multiples valuation

DRAFT

For reference only

Limited number of relevant electronics e-commerce transactions with publicly available information

Small / mid-sized transactions and not completely comparable to Nova business model **except for Lojas Americanas / B2W (reference transaction)**

Recent Brazilian macroeconomic and political headwinds not factored in past transaction multiples

Selected precedent transactions and Nova implied Equity Value (€m)

Date	Target	Country	Business overview	Acquiror	% acquired	EV (USDm)	Implied multiples[1] xSales	Implied multiples[1] xEBITDA
Feb-16	Moip Pagamentos	Brazil	Online payment service provider	Wirecard	100%	26	n.a.	10.7x [2]
Nov-15	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	Naspers Ltd and Tiger Global	n.a.	n.a.	n.a.	n.a.
Sep-15	Ingresso.com	Brazil	Online ticketing services	Fandango	100%	75	5.60x (2)	14.0x (2)
May-15	B2W Viagens	Brazil	Online travel agency	CVC	100%	26	1.00x	n.a.
Sep-14	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	Naspers Ltd and Tiger Global	n.a.	n.a.	n.a.	n.a.
Sep-14	Kabum	Brazil	E-retailing of consumer electronics and technology goods	Management of Kabum	50%	n.a.	n.a.	n.a.
Feb-14	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	IRSA propriedaes comerciales	n.a.	n.a.	n.a.	n.a.
Feb-14	OQVestir (Modanet)	Brazil	Luxury e-commerce store offering fashion products (clothes, shoes and accessories)	TMG Partners and Kaszek Ventures	35%	26	2.41x	n.m.
Jan-14	B2W Companhia Digital	Brazil	Online retailer	Lojas Americanas and Tiger Global Management	37%	2,396 [3]	1.02x	15.1x
Aug-13	Campos Floridos Comercio de Cosméticos	Brazil	Beauty products e-retailing	Magazine Luiza	100%	12	1.66x	21.5x
Jan-12	Ideiasnet	Brazil	Digital Commerce, Digital Media, SaaS	Liberty Media	5%	n.a.	n.a..	n.a..
Mar-11	KaBuM	Brazil	E-retailing of electronics and technology goods	Insight Venture Partners	Minority stake	n.a.	n.a.	n.a.
Sep-09	BuscaPé	Brazil	E-commerce platform in Latin America	Naspers Limited	91%	n.a.	n.a.	n.a.
Aug-08	DeRemate	Latin America	Online trading platform in Argentina, Chile, Colombia and Mexico	MercadoLibre, Inc.	100%	n.a.	n.a.	n.a.
Dec-06	Submarino	Brazil	E-commerce	Lojas Americanas.com	Merger	n.m.	n.m.	n.m.
Selected transaction (B2W)							**1.02x**	**15.1x**
						2015 Nova financals (BRLm)	6,126	(377)[4]
						2015 Nova financals (€m)	1,655	(102)[4]
						Implied EV (BRLm)	***6,232***	***n.m.***
						Implied EV (€m)	***1,684***	***n.m.***
						EvEq adjustments (BRLm)	(1,379)	(1,379)
						EvEq adjustments (€m)	(336)	(336)
						Implied Equity Value (BRLm)	***4,853***	***n.m.***
						Implied Equity Value (€m)	***1,348***	***n.m.***

Note: Exchange rate used: EUR 1.00 = USD 1.12; (1) Implied multiples based on LTM financials; (2) Based on estimated sales and EBITDA; (3) Net debt as of 3Q13 does not include credit card accounts receivables net of discounts as cash; (4) before instalments
Source: Datastream, company information, Press

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The bank for a changing world
Project Delphes - 13 April 2016 | 19

DRAFT Project Delphes - 13 April 2016 20 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 10 20 31 39

DRAFT Project Delphes - 13 April 2016 Cdiscount: Multi-criteria valuation summary (€) Valuation summary in $ page 8 Trading multiple valuation based on two approaches: - Peers’ group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 21 Valuation on a stand-alone basis (before holding costs) Cdiscount (France & International) Implied Equity value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 08/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 31/12/15) 156 156 156 156 156 156 156 156 ENTREPRISE VALUE (€m) 156 656 1,156 1,656 2,156 2,656 3,156 3,656 2016e EV/Sales 1,841 0.08x 0.36x 0.63x 0.90x 1.17x 1.44x 1.71x 1.99x 2017e EV/Sales 2,000 0.08x 0.33x 0.58x 0.83x 1.08x 1.33x 1.58x 1.83x TRANSACTION MULTIPLES DCF BROKERS TARGET PRICE TRADING MULTIPLES Equity Value (€m) SHARE PRICE Methodology 1,386 1,253 1,051 1,255 1,457 1,317 1,180 1,319 1,421 1,285 x x x x xxx xx x

Cdiscount: EV – Equity adjustment

DRAFT

As of 31/12/2015

Key missing information / issues to be tackled:
- Proceeds from sale of Cdiscount Vietnam

Note:
- Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows
- Case 2 is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

EV – Equity adjustment

	Case 1: Normalized WC with instalments	*Case 2: Normalized WC without instalments*	
Category	**Value retained (€m)**	**Value retained (€m)**	**Comments**
Long term financial debt	6.5	6.5	Incl. loans and borrowings, lease financing and accrued interests
Short term financial debt	129.5	129.5	Incl. loans and borrowings, lease financing and accrued interests
Cash & Cash equivalents	(146.4)	(146.4)	Incl. marketable securities
Net debt / (Net Cash)	**(10.4)**	**(10.4)**	
Securitization	-	-	
NWC seasonality cash adjustment	198.8	134.2	WC Normalisation from December levels to LTM average(1)
Debt increase if no factoring	-	198.3	Required to adjust Cash position for proceeds from Factoring
Financial Assets (incl. Associates)	(7.0)	(7.0)	Assets held for sale (Vietnam) and other financial assets
Deferred tax assets	(18.1)	(19.4)	NPV of use of €23m of deferred tax assets at Cdiscount
Employee benefits	1.7	1.7	Incl. pension provisions
Debt-like provisions	13.3	13.3	Incl. risks & charges provisions
Proceeds from sale of stake in Cdiscount Thailand	(27.6)	(27.6)	Transaction signed on Feb 27, 2016 and completed on Mar 21, 2016
Proceeds from sale of Cdiscount Vietnam	[ ]	[ ]	Difference vs. book value of €4.3m already in Assets held for sale
Cash from dilutive financial instruments	-	-	
Minority interests	5.5	5.5	
Total Enterprise Value Adjustments	**156.2**	**288.6**	
	[DCF]	*[Multiples]*	

Note: (1) See detailed Working Capital normalization in appendix

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Project Delphes - 13 April 2016 | 22

DRAFT MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (€m) 2,116 2,476 2,773 3,185 3,758 4,547 5,334 6,060 6,660 7,072 7,249 Growth % (%) +17.0% +12.0% +14.8% +18.0% +21.0% +17.3% +13.6% +9.9% +6.2% +2.5% % of Direct Sales in GMV (%) 71.8% 65.2% 61.5% 56.8% 55.8% 54.8% 53.9% 52.9% 51.9% 50.0% 50.0% % of Marketplace in GMV (%) 28.2% 34.8% 38.5% 43.2% 44.2% 45.2% 46.1% 47.1% 48.1% 50.0% 50.0% Net sales HT (€m) 1,737 1,818 1,968 2,133 2,486 2,972 3,444 3,864 4,194 4,335 4,444 Growth % (%) +4.6% +8.2% +8.4% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% o/w Direct Sales (€m) 1,579 1,615 1,706 1,808 2,097 2,493 2,873 3,205 3,458 3,536 3,625 Growth % (%) +2.2% +5.6% +6.0% +16.0% +18.9% +15.2% +11.6% +7.9% +2.2% +2.5% o/w MP Commissions (€m) 74 115 142 184 225 282 342 402 457 512 525 Growth % (%) +54.3% +23.9% +28.8% +22.4% +25.4% +21.5% +17.6% +13.7% +12.0% +2.5% Commissio n rate (%) 12.5% 13.3% 13.3% 13.3% 13.5% 13.7% 13.9% 14.1% 14.3% 14.5% 14.5% o/w Other (€m) 83 88 120 141 165 197 228 256 278 287 295 Growth % (%) +6.1% +35.9% +18.2% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% Gross profit (€m) 225 264 321 383 457 560 666 766 853 921 946 Gross Margin (% of Net Sales) (%) 13.0% 14.5% 16.3% 17.9% 18.4% 18.9% 19.3% 19.8% 20.3% 21.2% 21.3% GM excl. MP (% of Net Sales) (%) 9.1% 8.7% 9.8% 10.2% 10.3% 10.4% 10.4% 10.5% 10.6% 10.7% 10.7% Total SG&A (€m) (213) (234) (258) (280) (328) (393) (457) (514) (560) (583) (598) % of Net Sales (%) (12.3%) (12.9%) (13.1%) (13.1%) (13.2%) (13.2%) (13.3%) (13.3%) (13.4%) (13.4%) (13.4%) EBITDA (bef. Instalment) (€m) 13 30 63 102 130 167 209 252 293 338 348 % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (€m) (16) (30) (28) (28) (30) (36) (41) (46) (50) (52) (53) % of Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 100 132 168 206 243 286 295 % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% D&A (€m) (21) (24) (28) (30) (38) (50) (62) (75) (87) (98) (106) % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) CAPEX (€m) (43) (41) (46) (50) (58) (71) (83) (94) (104) (110) (113) % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % of Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) Change in Working Capital (€m) 24 48 21 25 24 32 32 28 22 9 7 Working Capital (€m) (78) (112) (127) (143) (166) (199) (230) (259) (281) (290) (297) % of Net Sales (%) (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Inventory (COGS excl ship.) (days) 56 52 50 48 Receivables (Sales) (days) 19 16 15 15 Payables (COGS excl ship.) (days) 103 103 103 103 Change in WC - Other (€m) - 14 6 8 - - - - - - - Cdiscount – France: Business Plan overview (Bullish case) Project Delphes - 13 April 2016 23 Improvement thanks to decreasing contribution of DS into GMV Increasing SG&A due to MP growing contribution into GMV Increasing contribution of MP in total GMV to reach 50% in normative year ~+100bps above LT French inflation (+1.5%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (6.7%) of Net Sales Improving Gross Margin due to increasing contribution of MP in GMV 2015 WC normalized based on monthly average # of days; decrease in # of days forecasted in the BP is applied to 2015 monthly average # of days to estimate “normalized” WC in 2016-2018 No Ducroire factoring from 2019 onwards Rebound following mgmt conservative 2016-18 view Less aggressive assumptions for Conservative case

Cdiscount – France: Discounted Cash Flow valuation (Bullish case) DRAFT Project Delphes - 13 April 2016 24 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34.4% (French) WACC: 7.9% Before holding costs Tax credits included in the Free Cash Flows as the business plan period is long enough to fully use them Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) 364 23% Terminal value 1,205 77% ENTERPRISE VALUE 1,568 100% 2017e EV/Sales 0.80x 2017e EV/EBITDA (post instalments) 44.2x - EvEq Adjustments (156) EQUITY VALUE 1,412 WACC 1,412 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 1,436 1,355 1,280 1,211 1,148 (0.3%) 1,513 1,424 1,343 1,269 1,201 1,598 1,501 1,412 1,332 1,258 0.3% 1,693 1,585 1,488 1,400 1,320 0.5% 1,797 1,678 1,571 1,475 1,388 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 1,968 2,133 2,486 2,972 3,444 3,864 4,194 4,335 4,444 +11.8% Growth % (%) +4.6% +8.2% +8.4% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% EBITDA (bef. Instalment) (€m) 13 30 63 102 130 167 209 252 293 338 348 +21.1% % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (28) (28) (30) (36) (41) (46) (50) (52) (53) +11.8% % on Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 100 132 168 206 243 286 295 +23.5% % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (28) (30) (38) (50) (62) (75) (87) (98) (106) +20.6% % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) 7 44 61 82 106 131 155 188 189 +25.1% % of Net Sales (%) (1.4%) (1.4%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.3% - Normative tax rate (€m) - (2) (15) (21) (28) (36) (45) (53) (65) (65) +25.1% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - 2 6 - - - - - - - + D&A (€m) 21 24 28 30 38 50 62 75 87 98 106 +20.6% % on Net Sales (%) 1.2% 1.3% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (46) (50) (58) (71) (83) (94) (104) (110) (113) +13.5% % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 48 21 25 24 32 32 28 22 9 7 (16.7%) % on Net Sales (%) 1.4% 2.7% 1.1% 1.2% 1.0% 1.1% 0.9% 0.7% 0.5% 0.2% 0.2% WC % on Net Sales (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Free cash flows (€m) 7 11 40 44 65 80 94 108 121 124 +22.5%

Cdiscount – France: Discounted Cash Flow valuation (Conservative case) DRAFT Project Delphes - 13 April 2016 25 Main assumptions: Conservative case valuation includes lower Sales growth over the Business Plan compared to Bullish case (2019-24 CAGR of +10% vs. +12% for Bullish case) due to a lower rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 rebound as per below: - +16.5% in 2019 at GMV level (vs. +18.0% for Bullish case) - +18.0% for 2020 (vs. +21.0% for Bullish case) Other valuation assumptions as per Bullish case Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) 333 23% Terminal value 1,100 77% ENTERPRISE VALUE 1,432 100% 2017e EV/Sales 0.73x 2017e EV/EBITDA (post instalments) 40.4x - EvEq Adjustments (156) EQUITY VALUE 1,276 (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 1,968 2,133 2,455 2,861 3,248 3,586 3,850 3,958 4,057 +10.0% Growth % (%) +4.6% +8.2% +8.4% +15.1% +16.6% +13.5% +10.4% +7.4% +2.8% +2.5% EBITDA (bef. Instalment) (€m) 13 30 63 102 128 161 197 234 269 309 318 +19.3% % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (28) (28) (29) (34) (39) (43) (46) (48) (49) +10.0% % on Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 98 127 158 191 223 261 269 +21.5% % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (28) (30) (38) (48) (59) (70) (80) (89) (96) +18.8% % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) 7 44 61 79 100 121 143 172 173 +23.1% % of Net Sales (%) (1.4%) (1.4%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.3% - Normative tax rate (€m) - (2) (15) (21) (27) (34) (42) (49) (59) (59) +23.1% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - 2 6 - - - - - - - + D&A (€m) 21 24 28 30 38 48 59 70 80 89 96 +18.8% % on Net Sales (%) 1.2% 1.3% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (46) (50) (58) (68) (78) (88) (95) (100) (103) +11.7% % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 48 21 25 22 27 26 23 18 7 7 (19.7%) % on Net Sales (%) 1.4% 2.7% 1.1% 1.2% 0.9% 1.0% 0.8% 0.6% 0.5% 0.2% 0.2% WC % on Net Sales (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Free cash flows (€m) 7 11 40 41 59 71 84 96 109 113 +21.3% WACC 1,276 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 1,298 1,223 1,155 1,093 1,035 (0.3%) 1,368 1,287 1,213 1,145 1,083 1,446 1,357 1,276 1,203 1,136 0.3% 1,532 1,434 1,345 1,265 1,192 0.5% 1,628 1,519 1,422 1,334 1,254 PERPETUAL GROWTH

Cdiscount – International: Discounted Cash Flow valuation DRAFT Project Delphes - 13 April 2016 26 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34.4% (French) WACC: 12.9% derived as Cdiscount WACC (7.9%) increased by a country risk premium (+5.0%) Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated over the BP period Normative year: - Perpetual growth rate: +7.0% (mostly emerging countries) with 2019 and 2020 @+40% and +45% reflecting continuous ramp-up of existing operations - EBITDA margin: 4% - D&A slightly lower than Capex as a % of Net Sales (Nova level) - Change in WC as a % of change in Net Sales: 2.3% (2018e level) Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) (26) (284%) Terminal value 32 349% NPV tax credits 3 35% ENTERPRISE VALUE 9 100% 2017e EV/Sales 0.28x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments - EQUITY VALUE 9 WACC €m 9 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 10 8 6 5 3 (0.3%) 12 10 8 6 4 14 11 9 7 6 0.3% 16 13 11 9 7 0.5% 18 15 13 11 9 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 28 23 33 45 63 91 125 162 198 227 243 +29.4% Growth % (%) -15.9% +40.9% +36.4% +40.0% +45.0% +37.4% +29.8% +22.2% +14.6% +7.0% EBITDA (€m) (22) (6) (5) (4) (3) (3) (2) 0 4 9 10 n.m. % of Net Sales (%) (78.4%) (26.4%) (14.8%) (8.3%) (5.0%) (3.2%) (1.5%) 0.3% 2.1% 3.8% 4.0% - D&A (€m) (1) (1) (1) (1) (2) (2) (3) (4) (4) (5) (5) +21.0% % of Net Sales (%) (3.1%) (3.0%) (3.5%) (3.0%) (2.9%) (2.7%) (2.6%) (2.4%) (2.2%) (2.1%) (1.9%) EBIT (€m) (23) (7) (6) (5) (5) (5) (5) (3) (0) 4 5 n.m. % of Net Sales (%) (81.5%) (29.4%) (18.3%) (11.4%) (7.9%) (6.0%) (4.0%) (2.1%) (0.2%) 1.8% 2.1% - Normative tax rate (€m) - - - - - - - - (1) (2) n.m. % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - - - - - - - - 1 2 + D&A (€m) 1 1 1 1 2 2 3 4 4 5 5 +21.0% % on Net Sales (%) 3.1% 3.0% 3.5% 3.0% 2.9% 2.7% 2.6% 2.4% 2.2% 2.1% 1.9% - CAPEX (€m) (4) (3) (2) (1) (2) (2) (3) (4) (4) (5) (5) +24.7% % on Net Sales (%) (14.1%) (11.4%) (7.5%) (2.6%) (2.5%) (2.4%) (2.3%) (2.3%) (2.2%) (2.1%) (2.0%) - Change in Normative WC (€m) n.a. (1) (1) 0 0 1 1 1 1 1 0 +10.1% % of change in Net Sales (%) 23.2% (10.8%) 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% Free cash flows (€m) (10) (8) (5) (4) (5) (4) (2) 1 5 5 n.m.

Cdiscount – France: Weighted Average Cost of Capital

DRAFT

The cost of capital is the minimum rate of return on the company's investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt)

The Capital Asset Pricing Model (CAPM) is a model widely used by the market assessing the best estimation of the investor's expected return of an asset based on its beta and expected market returns

Peers have been chosen for their business and geographical comparability (focus on Europe)

Compared to 25/03 version, Cdiscount WACC decreased from 8.7% to 7.9% due to lower Equity beta (update market data)

WACC computation

WACC		SOURCE / COMMENTS
Risk free rate EUR (R_f)	0.1%	1-month average Associés en Finance
Equity Risk Premium (ERP)	7.4%	1-month average Associés en Finance
Equity beta (β_e)	1.01	Peers' median asset beta leveraged for target gearing assumed at Cdiscount
Country Risk Premium (CRP)	0.3%	10YR Govt bond spread Datastream
Cost of Equity (EUR)	**7.9%**	**CoE = Rf + βe*ERP + CRP**
Risk free rate EUR (R_f)	0.1%	1-month average Associés en Finance
Corporate credit spread (Sp)	2.9%	Spread between company market cost of debt and selected risk free rate
Pre-tax Cost of Debt (EUR)	**3.0%**	**CoD = R_f + Sp**
Normative tax rate (T)	34.4%	France Corporate Income Tax rate
Target Gearing (G)	-	In line with median of selected peers
WACC EUR	7.9%	WACC = (G*CoD*(1-T) + CoE)/(1+G)

Beta computation

Company	Market Cap. (€m)[1]	EV (€m)	Equity beta	Net debt/ (Net cash)	Tax rate (%)	Asset beta	Gearing
Amazon	238,554	232,064	1.00	(3,129)	40%	1.01	(1.3%)
Ao World	901	870	0.91	(32)	21%	0.94	(3.6%)
Zooplus	819	774	1.03	(44)	30%	1.07	(5.4%)
Showroomprive	557	437	0.80	(119)	34%	0.93	(21.4%)
Verkkokauppa	349	323	0.64	(26)	20%	0.68	(7.4%)
Banzai	157	132	0.99	(38)	31%	1.17	(24.4%)
Qliro	137	130	1.51	(7)	22%	1.57	(5.4%)
Average All Peers	**34,496**	**33,533**	**0.98**			**1.05**	**(9.8%)**
Median All Peers	**557**	**437**	**0.99**			**1.01**	**(5.4%)**

Source: Company information, Datastream, Exane BNP Paribas, Beta Barra GEM3 (Global beta); (1) 1-month average Market Cap., 1-month average FX local currency to €

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 27

Cdiscount: Trading multiples valuation (1/2)

DRAFT

For reference only – A wider and more relevant peer group for Cdiscount compared to Nova

Methodology:
Multiple retained: 2017e peers group median EV/Sales multiples

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

No discount applied to peers' median multiple even though Cdiscount has lower profitability generation than its peers due to relevant peer group

Trading multiples

€m	Market Cap.	EV	EV/Sales 2016e	EV/Sales 2017e	EV/Sales 2018e	EV/EBITDA 2016e	EV/EBITDA 2017e	EV/EBITDA 2018e	EV/EBITA 2016e	EV/EBITA 2017e	EV/EBITA 2018e	Adjusted PE Ratio 2016e	Adjusted PE Ratio 2017e	Adjusted PE Ratio 2018e
Amazon.Com	238,554	232,064	2.05x	1.72x	1.44x	21.1x	16.8x	13.2x	nm	nm	23.9x	nm	nm	31.9x
Ao World	901	870	0.98x	0.80x	na	nm	nm	na	nm	nm	na	nm	nm	na
Zooplus	819	774	0.85x	0.68x	0.57x	nm	24.1x	16.2x	nm	26.2x	17.1x	nm	48.4x	33.1x
Show roomprive	557	437	0.80x	0.67x	0.57x	13.5x	9.8x	7.5x	15.5x	11.0x	8.4x	32.1x	22.1x	16.8x
Verkkokauppa Com	349	323	0.79x	0.67x	0.59x	18.1x	11.9x	na	19.3x	12.5x	9.3x	26.8x	16.8x	na
Banzai	157	132	0.43x	0.34x	0.28x	25.5x	8.3x	4.6x	nm	16.1x	6.4x	nm	31.1x	12.3x
Qliro Group	137	130	0.22x	0.21x	0.19x	11.8x	6.0x	4.4x	21.1x	8.1x	5.6x	30.2x	11.3x	7.8x
Average			**0.87x**	**0.73x**	**0.61x**	**18.0x**	**12.8x**	**9.2x**	**18.6x**	**14.8x**	**11.8x**	**29.7x**	**25.9x**	**20.4x**
Median			**0.80x**	**0.67x**	**0.57x**	**18.1x**	**10.8x**	**7.5x**	**19.3x**	**12.5x**	**8.9x**	**30.2x**	**22.1x**	**16.8x**
Sales Cdiscount (€m)			**1,841**	**2,000**	**2,178**									
o/w Cdiscount France			1,818	1,968	2,133									
o/w Cdiscount Intl'			23	33	45									
Cdiscount implied EV pre discount (€m)			***1,477***	***1,340***	***1,243***									
Discount applied			-	-	-									
Cdiscount implied EV retained (€m)			***1,477***	***1,340***	***1,243***									
o/w Cdiscount France retained			*1,458*	*1,318*	*1,217*									
o/w Cdiscount Intl' retained			*19*	*22*	*26*									
EvEq adjustments (€m)		(289)												
Cdiscount implied Eq value (€m)			***1,188***	***1,051***	***954***									
o/w Cdiscount France			*1,169*	*1,029*	*929*									
o/w Cdiscount Intl'			*19*	*22*	*26*									

Operating benchmark

€m	Sales growth 2016e	Sales growth 2017e	Sales growth 2018e	Gross margin 2016e	Gross margin 2017e	Gross margin 2018e	EBITDA margin (1) 2016e	EBITDA margin (1) 2017e	EBITDA margin (1) 2018e	EBITA margin 2016e	EBITA margin 2017e	EBITA margin 2018e	Capex in % of sales 2016e	Capex in % of sales 2017e	Capex in % of sales 2018e
Amazon.Com	+21.0%	+19.1%	+19.3%	34.4%	35.6%	37.4%	9.7%	10.2%	10.9%	3.1%	4.0%	6.0%	4.4%	4.3%	4.2%
Ao World	+27.3%	+22.9%	na	17.8%	17.8%	na	0.8%	2.3%	na	(0.7%)	na	na	0.8%	na	na
Zooplus	+26.2%	+24.2%	+19.6%	28.2%	27.9%	na	2.1%	2.8%	3.5%	1.9%	2.6%	3.3%	0.3%	0.3%	0.3%
Show roomprive	+22.9%	+20.3%	+17.1%	40.3%	40.1%	40.9%	5.9%	6.8%	7.6%	5.2%	6.1%	6.8%	1.4%	1.4%	1.5%
Verkkokauppa Com	+19.3%	+17.6%	+13.1%	15.8%	17.1%	na	4.3%	5.6%	na	4.1%	5.4%	6.3%	0.3%	0.3%	0.3%
Banzai	+29.0%	+28.7%	+21.7%	20.5%	19.8%	21.5%	1.7%	4.1%	6.0%	(0.8%)	2.1%	4.3%	5.4%	4.2%	2.3%
Qliro Group	+6.5%	+5.9%	+6.1%	13.8%	14.5%	14.5%	1.9%	3.4%	4.4%	1.0%	2.5%	3.5%	2.0%	1.7%	1.5%
Average	**+21.8%**	**+19.8%**	**+16.2%**	**24.4%**	**24.7%**	**28.6%**	**3.8%**	**5.0%**	**6.5%**	**2.0%**	**3.8%**	**5.0%**	**2.1%**	**2.0%**	**1.7%**
Median	**+22.9%**	**+20.3%**	**+18.2%**	**20.5%**	**19.8%**	**29.4%**	**2.1%**	**4.1%**	**6.0%**	**1.9%**	**3.3%**	**5.2%**	**1.4%**	**1.6%**	**1.5%**
Cdiscount	***+4.6%***	***+8.2%***	***+8.4%***	***14.5%***	***16.3%***	***17.9%***	***1.6%***	***3.2%***	***4.8%***	***(1.4%)***	***0.4%***	***2.1%***	***2.3%***	***2.3%***	***2.3%***

Source: Datastream, company information. Note: Market cap. based on 1m avg share price; Note: (1) before Instalments

BNP PARIBAS The bank for a changing world
Project Delphes - 13 April 2016 | 28

Cdiscount: Trading multiples valuation (2/2)

DRAFT

For reference only – Alternative methodology to cross-check peers' group median multiples

Methodology:
AO World assumed as the most comparable peer (business profile, product offering, size, etc.).
Multiple retained: 2017e AO World EV/Sales multiple with a discount to take into account Cdiscount's lower profitability at Gross Margin level

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

Trading multiples

€m	Market Cap.	EV	EV/Sales 2016e	EV/Sales 2017e	EV/Sales 2018e	EV/EBITDA 2016e	EV/EBITDA 2017e	EV/EBITDA 2018e	EV/EBITA 2016e	EV/EBITA 2017e	EV/EBITA 2018e	Adjusted PE Ratio 2016e	Adjusted PE Ratio 2017e	Adjusted PE Ratio 2018e
Amazon.Com	238,554	232,064	2.05x	1.72x	1.44x	21.1x	16.8x	13.2x	nm	nm	23.9x	nm	nm	31.9x
Ao World	901	870	0.98x	0.80x	na	nm	nm	na	nm	nm	na	nm	nm	na
Zooplus	819	774	0.85x	0.68x	0.57x	nm	24.1x	16.2x	nm	26.2x	17.1x	nm	48.4x	33.1x
Show roomprive	557	437	0.80x	0.67x	0.57x	13.5x	9.8x	7.5x	15.5x	11.0x	8.4x	32.1x	22.1x	16.8x
Verkkokauppa Com	349	323	0.79x	0.67x	0.59x	18.1x	11.9x	na	19.3x	12.5x	9.3x	26.8x	16.8x	na
Banzai	157	132	0.43x	0.34x	0.28x	25.5x	8.3x	4.6x	nm	16.1x	6.4x	nm	31.1x	12.3x
Qliro Group	137	130	0.22x	0.21x	0.19x	11.8x	6.0x	4.4x	21.1x	8.1x	5.6x	30.2x	11.3x	7.8x
Average			**0.87x**	**0.73x**	**0.61x**	**18.0x**	**12.8x**	**9.2x**	**18.6x**	**14.8x**	**11.8x**	**29.7x**	**25.9x**	**20.4x**
Median			**0.80x**	**0.67x**	**0.57x**	**18.1x**	**10.8x**	**7.5x**	**19.3x**	**12.5x**	**8.9x**	**30.2x**	**22.1x**	**16.8x**
Sales Cdiscount (€m)			**1,841**	**2,000**	**2,178**									
o/w Cdiscount France			1,818	1,968	2,133									
o/w Cdiscount Intl'			23	33	45									
Cdiscount implied EV pre discount (€m)			***1,807***	***1,598***	***na***									
Discount applied			*18.4%*	*8.1%*	*na*	*Discount based on Cdiscount / AO World Gross Margin ratio*								
Cdiscount implied EV retained (€m)			***1,475***	***1,468***	***na***									
o/w Cdiscount France retained			*1,456*	*1,444*	*na*									
o/w Cdiscount Intl' retained			*19*	*24*	*na*									
EvEq adjustments (€m)		(289)												
Cdiscount implied Eq value (€m)			***1,186***	***1,180***	***na***									
o/w Cdiscount France			*1,167*	*1,155*	*na*									
o/w Cdiscount Intl'			*19*	*24*	*na*									

Operating benchmark

€m	Sales growth 2016e	Sales growth 2017e	Sales growth 2018e	Gross margin 2016e	Gross margin 2017e	Gross margin 2018e	EBITDA margin (1) 2016e	EBITDA margin (1) 2017e	EBITDA margin (1) 2018e	EBITA margin 2016e	EBITA margin 2017e	EBITA margin 2018e	Capex in % of sales 2016e	Capex in % of sales 2017e	Capex in % of sales 2018e
Amazon.Com	+21.0%	+19.1%	+19.3%	34.4%	35.6%	37.4%	9.7%	10.2%	10.9%	3.1%	4.0%	6.0%	4.4%	4.3%	4.2%
Ao World	+27.3%	+22.9%	na	17.8%	17.8%	na	0.8%	2.3%	na	(0.7%)	na	na	0.8%	na	na
Zooplus	+26.2%	+24.2%	+19.6%	28.2%	27.9%	na	2.1%	2.8%	3.5%	1.9%	2.6%	3.3%	0.3%	0.3%	0.3%
Show roomprive	+22.9%	+20.3%	+17.1%	40.3%	40.1%	40.9%	5.9%	6.8%	7.6%	5.2%	6.1%	6.8%	1.4%	1.4%	1.5%
Verkkokauppa Com	+19.3%	+17.6%	+13.1%	15.8%	17.1%	na	4.3%	5.6%	na	4.1%	5.4%	6.3%	0.3%	0.3%	0.3%
Banzai	+29.0%	+28.7%	+21.7%	20.5%	19.8%	21.5%	1.7%	4.1%	6.0%	(0.8%)	2.1%	4.3%	5.4%	4.2%	2.3%
Qliro Group	+6.5%	+5.9%	+6.1%	13.8%	14.5%	14.5%	1.9%	3.4%	4.4%	1.0%	2.5%	3.5%	2.0%	1.7%	1.5%
Average	**+21.8%**	**+19.8%**	**+16.2%**	**24.4%**	**24.7%**	**28.6%**	**3.8%**	**5.0%**	**6.5%**	**2.0%**	**3.8%**	**5.0%**	**2.1%**	**2.0%**	**1.7%**
Median	**+22.9%**	**+20.3%**	**+18.2%**	**20.5%**	**19.8%**	**29.4%**	**2.1%**	**4.1%**	**6.0%**	**1.9%**	**3.3%**	**5.2%**	**1.4%**	**1.6%**	**1.5%**
Cdiscount	***+4.6%***	***+8.2%***	***+8.4%***	***14.5%***	***16.3%***	***17.9%***	***1.6%***	***3.2%***	***4.8%***	***(1.4%)***	***0.4%***	***2.1%***	***2.3%***	***2.3%***	***2.3%***

Source: Datastream, company information. Note: Market cap. based on 1m avg share price; Note: (1) before Instalments

BNP PARIBAS

The bank for a changing world

Project Delphes - 13 April 2016 | 29

Cdiscount: Transaction multiples valuation

DRAFT

For reference only

Methodology:
Sample based on European electronics e-commerce transactions

Sample median EV/Sales applied to LTM Sales (Full Year 2015)

Only transactions with an EV >€50m have been retained

Selected precedent transactions and Cdiscount implied Equity Value (€m)

Date	Target	Country	Business overview	Acquiror	% acquired	EV (EURm)	Implied multiples[1] xSales	xEBITDA	xEBITA	PER
Dec-15	Materiel.net	France	Online retailer of high tech products	LDLC	100%	39	0.26x	--	10.9x	--
Feb-12	Bol.com	Netherlands	Books, entertainment, electronics devices and toys	Ahold	100%	350	0.99x	--	--	--
Oct-11	rueducomerce.com	France	Hightech retailer	Altarea Cogedim	96%	85	0.27x	15.8x	60.1x	72.0x
Apr-11	Tretti AB	Sweden	White goods and domestic appliances	CDON Group	97%	40	0.79x	13.0x	14.3x	--
Mar-11	Redcoon	Germany	Electronic goods	Metro Group	90%	139	0.39x	--	--	--
Dec-10	NetonNet	Sweden	Electronic products	Siba	97%	27	0.11x	5.5x	10.5x	--
Aug-10	CDON Group	Sweden	Movies, music, games, books and consumer electronics	Modern Times Group	100%	237	1.27x	17.0x	17.8x	--
Apr-09	Bol.com	Netherlands	Books, entertainment, electronics devices and toys	Cyrte Investments	100%	200	0.89x	--	--	--
Average - Selected transaction (EV >€50m)							**0.76x**	**16.4x**	**39.0x**	**72.0x**
Median - Selected transaction (EV >€50m)							**0.89x**	**16.4x**	**39.0x**	**72.0x**

2015 Cdiscount financials (€m)	1,765	(9) [2]
o/w Cdiscount France (€m)	1,737	13 [2]
o/w Cdiscount Intl' (€m)	28	(22) [2]
Implied EV (€m)	***1,576***	***n.m.***
o/w Cdiscount France (€m)	*1,551*	*205*
o/w Cdiscount Intl' (€m)	*25*	*n.m.*
EvEq adjustments (€m)	(289)	(289)
Implied Equity Value (€m)	***1,287***	***n.m.***

Retained transactions

Note: (1) Implied multiples based on LTM financials; (2) before instalments
Source: Datastream, company information, Press

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 30

DRAFT Project Delphes - 13 April 2016 31 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 10 20 31 39

DRAFT Relevancy Equity Value (€m) Share Price (€) Spot as of 08/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price Bullish case Mid point +/- 2.5% Conservative case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 31/12/15) 171 171 171 171 171 171 171 171 ENTREPRISE VALUE (€m) 171 671 1,171 1,671 2,171 2,671 3,171 3,671 2016e EV/Sales 3,357 0.05x 0.20x 0.35x 0.50x 0.65x 0.80x 0.94x 1.09x 2017e EV/Sales 3,673 0.05x 0.18x 0.32x 0.46x 0.59x 0.73x 0.86x 1.00x SHARE PRICE TRANSACTION MULTIPLES Methodology TRADING MULTIPLES BROKERS TARGET PRICE DCF 897 874 874 874 874 589 1,817 1,630 1,390 2,493 1,180 1,180 1,180 1,360 2,716 3,167 2,463 1,571 1,910 1,714 1,462 2,621 2.03 1.98 1.98 1.98 1.98 1.33 4.12 3.69 3.15 5.65 2.67 2.67 2.67 3.08 6.15 7.18 5.58 3.56 4.33 3.88 3.31 5.94 1,043 2.36 xxx x 1,863 4.22 xx xx 1,672 3.79 xx Project Delphes - 13 April 2016 Cnova: multi-criteria valuation summary (€) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 Valuation summary in $ page 9 32 Between €3.79 and €4.22 ($4.26 and $4.74) /share based on DCF valuation methodology, above share price during recent periods and consistent with alternative methodologies Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: (1) based on an IPO price of $7.00 and an exchange rate EUR/USD of 1.2543 (1)

Cnova: EV – Equity adjustments

DRAFT

As of 31/12/2015

EV – Equity adjustment

In €m

Category	Case 1: Normalized WC with instalments (1) Nova	+	Cdiscount	=	Cnova	Case 2: Normalized WC without instalments (2) Nova	+	Cdiscount	=	Cnova	Comments
Long term financial debt	8.3	+	6.5	=	14.8	8.3	+	6.5	=	14.8	Incl. loans & borrowings, lease financing and accrued interests
Short term financial debt	2.7	+	129.5	=	132.2	2.7	+	129.5	=	132.2	Incl. loans & borrowings, lease financing and accrued interests
Cash & Cash equivalents	(254.4)	+	(146.4)	=	(400.8)	(254.4)	+	(146.4)	=	(400.8)	Incl. marketable securities
Net debt / (Net Cash)	**(243.4)**		**(10.4)**		**(253.8)**	**(243.4)**		**(10.4)**		**(253.8)**	
Securitization	-	+	-	=	-	-	+	-	=	-	
NWC seasonality cash adjustment	244.1	+	198.8	=	442.9	135.4	+	134.2	=	269.5	WC Normalisation from December levels to LTM average(3)
Debt increase if no factoring	-	+	-	=	-	436.3	+	198.3	=	634.6	Required to adjust cash position for proceeds from factoring
Financial Assets (incl. Associates)	-	+	(7.0)	=	(7.0)	-	+	(7.0)	=	(7.0)	Assets held for sale (Vietnam) and other financial assets
Deferred tax assets	(5.8)	+	(18.1)	=	(23.9)	(7.9)	+	(19.4)	=	(27.2)	NPV of deferred tax assets at Cdiscount and Nova
Employee benefits	-	+	1.7	=	1.7	-	+	1.7	=	1.7	Incl. pension provisions
Debt-like provisions	15.3	+	13.3	=	28.5	15.3	+	13.3	=	28.5	Incl. risks & charges provisions and preliminary provision for matters arising from on-going Nova Brazil accounting investigation and related shareholder litigation based on statements from the Company and legal diligence
Proceeds sale of stake Cdiscount Thailand	-	+	(27.6)	=	(27.6)	-	+	(27.6)	=	(27.6)	Transaction signed on Feb 27, 2016 and completed on Mar 21, 2016
Proceeds sale of Cdiscount Vietnam	-	+	[ ]	=	-	-	+	[ ]	=	-	Difference vs. book value of €4.3m already in Assets held for sale
Costs related to Class action filed in the US	-	+	-	=	5.0	-	+	-	=	5.0	Based on legal diligence
Cash from dilutive financial instruments	-	+	-	=	-	-	+	-	=	-	
Minority interests	-	+	5.5	=	5.5	-	+	5.5	=	5.5	
Total Enterprise Value Adjustments	**10.1**		**156.2**		**171.3**	**335.7**		**288.6**		**629.2**	
NOSH (in m)					**441.3**					**441.3**	As of 31/12/2015
			[DCF]					*[Multiples]*			

Note : Exchange rate used EUR 1.00= BRL4.1 (1m average as of 08/04/2016); (1) Case 1 is used for DCF valuation since Installment costs are taken into account in the Cash Flows; (2) Case 2 is used for valuation through Trading multiples, since it adjusts Nova's NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates; (3) Includes estimated on going Nova Brazil investigation at WC level - see detailed Working Capital normalization in appendix

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 33

DRAFT Daily volumes Rotation (In EUR) 08/04/15 - 08/04/16 As of 08/04/16 Spot 2 2.7 0.0 0.00% 0.01% Last month 4 2.3 0.0 0.00% 0.02% Last 3 months 4 2.2 0.0 0.00% 0.02% Last 6 months 7 2.4 0.0 0.00% 0.03% Last 9 months 6 2.8 0.0 0.00% 0.02% Last 12 months 6 3.2 0.0 0.00% 0.02% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 08/04/15 - 08/04/16 Average '000 Wght. avg. share price Vol. in EURm* (In EUR per share) Over capital Over f ree f loat 63.8% 9.1% 2.4% 18.9% 5.8% 2.0 to 2.9 2.9 to 3.7 3.7 to 4.6 4.6 to 5.5 5.5 to 6.3 - 500 1,000 1,500 2,000 - 2.0 4.0 6.0 8.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova (Euronext) Cnova: Share Price Performance Project Delphes - 13 April 2016 34 In € - Euronext Paris Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Source: Datastream Cnova Share Price Performance vs. Main market references Share price Performance (In EUR) 08/04/15 - 08/04/16 As of 08/04/16 Min. Max. Spot -- 2.7 -- -- -- 1-month 2.0 2.3 2.7 17.3% 15.6% 3-month 2.0 2.2 2.7 16.7% 16.6% 6-month 2.0 2.4 3.2 (13.7%) (15.4%) 9-month 2.0 2.8 5.1 (44.6%) (44.3%) 12-month 2.0 3.2 6.3 (54.6%) (51.4%) Since IPO 2.0 4.2 7.2 @ IPO -- 5.6 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf . Rel. to Nasdaq (In EUR per share) 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova (Euronext) Nasdaq 100 (rebased)

DRAFT Daily volumes Rotation (In USD) 08/04/15 - 08/04/16 As of 08/04/16 Spot 10 3.1 0.0 0.00% 0.04% Last month 58 2.6 0.1 0.01% 0.22% Last 3 months 140 2.4 0.3 0.03% 0.53% Last 6 months 104 2.5 0.3 0.02% 0.39% Last 9 months 90 2.9 0.3 0.02% 0.34% Last 12 months 97 3.8 0.4 0.02% 0.36% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 08/04/15 - 08/04/16 Average '000 Wght. avg. share price Vol. in USDm* (In USD per share) Over capital Over f ree f loat 52.6% 8.5% 4.2% 11.0% 23.7% 2.2 to 3.0 3.0 to 3.9 3.9 to 4.8 4.8 to 5.7 5.7 to 6.6 - 500 1,000 1,500 2,000 - 2.0 4.0 6.0 8.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova Cnova: Share Price Performance Project Delphes - 13 April 2016 35 In $ - Nasdaq Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Source: Datastream Cnova Share Price Performance vs. Main market references Share price Performance (In USD) 08/04/15 - 08/04/16 As of 08/04/16 Min. Max. Spot -- 3.1 -- -- -- 1-month 2.3 2.6 3.1 25.5% 20.6% 3-month 2.2 2.4 3.1 26.6% 21.8% 6-month 2.2 2.5 3.4 (12.1%) (15.0%) 9-month 2.2 2.9 5.6 (40.2%) (43.0%) 12-month 2.2 3.8 6.6 (51.2%) (53.5%) Since IPO 2.2 4.7 8.5 @ IPO -- 7.0 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf . Rel. to Nasdaq (In USD per share) 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova Nasdaq 100 (rebased)

Brokers' views on Cnova

DRAFT

Brokers valuing Cnova at an average target price of €2.4

Last publication: Q4 2015 (24/02/2016)

Brokers' views (after last earnings publication)

(in EUR)

Broker	Analyst's name	Date of review	Reco.	Target price	Price @ reco.	Previous target[1]	% change vs. previous
Morgan Stanley	*Edward Hill-Wood*	08/04/2016	Neutral	3.0	2.7	3.6	(15.0%) ▼
HSBC	*Richard Cathcart*	29/03/2016	Neutral	2.6	2.5	1.3	+93.3% ▲
Goldman Sachs	*Irma Sgarz*	28/03/2016	Sell	1.3	2.3	1.4	(6.2%) ▼
Kepler Cheuvreux	*Aurelie Husson-Dumou*	23/03/2016	Neutral	2.0	2.4	2.0	- ▶
French broker	-	14/03/2016	Neutral	1.8	2.1	1.8	- ▶
JP Morgan	*Borja Olcese*	01/03/2016	Neutral	2.4	2.0	2.4	- ▶
Credit Suisse	*Stephen Ju*	25/02/2016	Sell	3.6	2.2	3.6	- ▶
Societe Generale	*Arnaud Joly*	25/02/2016	Neutral	2.3	2.2	2.3	- ▶
Deutsche Bank	*Kevin LaBuz*	24/02/2016	Neutral	2.2	2.3	3.6	(37.5%) ▼
Average				**2.4**		**2.4**	**(3.2%)**

Brokers' recommendations development[2]



22%
78%
11%
33%
56%
13%
38%
50%
57%
43%
11%
44%
44%
11%
44%
44%
11%
44%
44%
11%
56%
33%
11%
78%
11%
20%
80%
25%
75%
33%
67%
33%
67%
33%
67%
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
Today
Buy
Hold
Sell

Target Price by range



(in EUR)
vs. spot as of 08/04/16
Min: 1.3
-50.1%
Avg.: 2.4
-11.6%
Max: 3.6
+33.1%
22.2%
22.2%
33.3%
11.1%
11.1%
1.3 to 1.8
1.8 to 2.2
2.2 to 2.7
2.7 to 3.1
3.1 to 3.6

Note: Note: Exchange rate used: EUR 1.00 = USD 1.12; (1) Before last publication; (2) includes all brokers (even before last earnings publication)
Source: Datastream

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 36

DRAFT (in USD) 20/11/14 - 08/04/16 ('000) - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Volumes Cnova Price at IPO 7.0 Declining Cnova share price since IPO due to recent Brazilian macroeconomics and political headwinds Project Delphes - 13 April 2016 37 Since IPO Cnova share price decreased by (56.4%) while increasing by +1.4% from start of the Brazilian inventory review to April 2016 Cnova share price and main results release since its IPO ($) Since its IPO Cnova share price has been impacted by - Results released below analysts’ expectations - Unfavourable Brazilian economic climate since Cnova IPO as well as FX deflation 29/04/15: Q1 2015 results: Margins published below expectations 22/07/15: Q2 2015 results: Margins and H2 2015 guidance below expectations 28/01/15: Q4 2014 results: Margins below expectations and cautious Q1 2015 guidance 28/10/15: Q3 2015 results: Poor performance in Brazil and decelerating growth trends 24/02/16: Q4 2015 results: Profits below consensus 18/12/15: Start of the Brazilian Cnova share price evolution (based on IPO price) -57.9% inventory review +1.4% Cnova share price performance and Brazilian Index ($; rebased on Cnova) Source: Datastream EUR/BRL exchange rate evolution since Cnova IPO 2.5 3.0 3.5 4.0 4.5 5.0 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 1 2 3 4 5 6 7 8 9 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Cnova Brazil Bovespa ($) Brazil Bovespa (BRL) (56.4%) (33.0%) (5.8%)

DRAFT WACC (0.50%) (0.25%) 0.25% 0.50% Holding costs' NPV (78) (76) (74) (72) (70) Holding costs: €15m in 2016e (conservative approach) and €7m in 2017e and onwards WACC: of 7.9% (Cdiscount) Tax rate: 25% (Netherlands) Holding costs valuation (€m) Cnova: Holding costs Project Delphes - 13 April 2016 38 Holding costs valued at ~€74m (~$83m) based on management forecasts Detailed Holding Costs (€m) Source: Materials provided by Cnova management Note: (1) including IR team wages starting in 2017 €m Dec-16 Dec-17 Tax and legal adv. (0.8) Printing - Merril (0.1) Legal & Compliance (0.9) - Audit fees (EY) (1.0) (0.2) Memberships & subs. (0.0) Conso (1.0) (0.2) Costs listing Nasdaq (0.0) FTI & other (0.2) (0.8) Membership (0.1) IR (0.4) (0.8) Wages NV & France (6.3) (1.1) Temporary employees (0.4) Director's fees (0.3) (0.3) Other labour costs (0.3) (0.2) Labour costs (7.2) (1.6) Travel expenses (0.3) Office rent and maintenance (0.6) (0.3) Other expenses (0.6) (0.3) Other general expenses (1.5) (0.6) Management fees (4.3) (1.9) ROC (15.4) (5.1) APCO (0.0) - Additional costs considering Nasdaq listing - (1.8) Total holding costs (15.4) (6.9) (1) Holding costs not included in stand-alone Business Plans for Nova and Cdiscount but included in Cnova valuation by SOTP as a separate item

DRAFT Project Delphes - 13 April 2016 39 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 10 20 31 39

DRAFT Project Delphes - 13 April 2016 40 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Buyout premia analysis Additional information on peers' group 1 2 3 10 20 31 39 a b c 40 47 51

Multi-criteria valuation approach applied to Nova, Cdiscount and Cnova

DRAFT

Overview of valuation methodologies considered

Methodology	Nova	Cdiscount	Cnova
1 Share price performance	⊗ *Not applicable* *(Non-listed company)*	⊗ *Not applicable* *(Non-listed company)*	✓✓ *Benchmark* ▪ Company share trading in the stock market. Average of different time horizons applied (spot, 1m, 3m, 6m, 12m, since IPO, at IPO) ▪ IPO price as benchmark. However, recent Brazilian macroeconomic and political headwinds strongly impacted Cnova's share price
2 Brokers	⊗ *Not applicable* *(Non-listed company)*	⊗ *Not applicable* *(Non-listed company)*	✓✓ *Benchmark* ▪ Share Target Prices estimated by brokers covering Cnova
3 Discounted Cash Flow ("DCF")	✓✓✓ *Main valuation methodology (catch long term recovery)* ▪ Intrinsic methodology based on cash flow generation as expected by management (2016-18 business plan) ▪ BNP Paribas' business plan extrapolation up to 2024 to reach normative level in 2025 (assuming **continuing recovery of top line growth and margins)** ▪ **Factoring and financing of consumer credits included in cash flows at EBITDA level** ▪ Nova WACC in BRL estimated at 16.4% (incl. country risk premium - "CRP"- for Brazil)	✓✓✓ *Main valuation methodology (catch long term recovery)* ▪ Cdiscount France WACC in EUR: 7.9% ▪ Cdiscount International WACC in EUR: 12.9% (Cdiscount WACC +5% Brazil CRP)	✓✓✓ *Main valuation methodology (catch long term recovery)* ▪ SOTP based on Nova and Cdiscount valuation obtained through DCF (includes holding costs)
4 Trading multiples of comparable companies	✓✓ *For reference only* ▪ Peer group: Amazon and electronics e-commerce players active in emerging markets: JD.com, VIPShop, B2W Companhia (most comparable peer) and Dangdang ▪ Regression analysis: 1) peers' 2017e Gross Margin and 2017e EV/Sales, 2) 2017e B2W EV/Sales with a discount as B2W has higher Gross Margin	✓✓ *For reference only* ▪ Peer group: Amazon and small/mid-size e-commerce companies active in Europe with focus on consumer discretionary (electronics, apparel and pet food): AO World, Zooplus, SRP, Verkkokauppa.com, Banzai and Qliro Group ▪ 2 methodologies used: 1) 2017e peers' median EV/Sales, 2) 2017e AO World EV/Sales with a discount as AO World has higher Gross Margin	✓✓ *For reference only* ▪ SOTP based on Nova and Cdiscount valuation obtained through trading multiples (includes holding costs)
5 Transaction multiples	✓ *For reference only* ▪ Limited number of relevant electronics e-commerce transactions with public information ▪ Recent Brazilian macroeconomic & political headwinds not factored in past multiples ▪ LTM multiple applied to Nova 2015 sales	✓ *For reference only* ▪ Limited relevance in scenario under analysis ▪ To be fully consistent in the methodology approach for Cnova, Nova and Cdiscount	✓ *For reference only* ▪ Limited relevance in scenario under analysis (where no control premium can be materialised) ▪ Recent Brazilian macroeconomic & political headwinds not factored in past transaction multiples

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 41

Working Capital normalisation

DRAFT

Case 1: Normative WC with instalments

Methodology:

WC adjustments derived as the difference between NWC at December level and the monthly average. Factored receivables are excluded from the Working Capital

Nova (BRLm)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	(days)	Avg. 15	(days)	Adj.
Inventory	606	674	865	722	657	744	807	749	836	921	992	749	53	777	55	**28**
Receivables	539	283	220	526	509	227	332	378	257	313	872	151	7	384	18	**233**
o/w Traditional Receivables	*539*	*283*	*220*	*526*	*509*	*227*	*332*	*378*	*257*	*313*	*872*	*151*		*384*		
o/w Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–		–		
Payables	(1,728)	(1,614)	(2,061)	(1,845)	(1,617)	(2,017)	(1,628)	(1,613)	(2,002)	(1,855)	(2,366)	(2,554)	180	(1,908)	135	**646**
Other	(50)	3	7	8	(19)	(17)	(34)	(31)	(0)	12	(178)	(112)	n.m.	(34)	n.m.	**77**
Non goods	145	163	235	243	239	258	264	243	232	226	209	203	n.m.	221	n.m.	**19**
Working Capital	(487)	(491)	(734)	(346)	(232)	(805)	(259)	(274)	(677)	(383)	(471)	(1,563)		(560)		**1,003**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–				**–**
Discount factor for Dec 15						–	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Cumulative receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Total WC adjustments																**1,003**

Cdiscount (€m)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	(days)	Avg. 15	(days)	Adj.
Inventory	221	213	213	230	217	224	222	213	229	262	299	241	58	232	56	**(9)**
Receivables	135	92	95	78	83	79	74	74	99	97	85	108	23	92	19	**(16)**
o/w Traditional Receivables	*135*	*92*	*95*	*78*	*83*	*79*	*74*	*74*	*99*	*97*	*85*	*108*		*92*		
o/w Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–		–		
Payables	(474)	(403)	(422)	(368)	(336)	(426)	(388)	(372)	(426)	(386)	(518)	(594)	143	(426)	103	**168**
Other	8	70	55	54	38	41	37	42	37	33	39	53	n.m.	42	n.m.	**(11)**
Non goods	11	4	(5)	2	(1)	(1)	(4)	(13)	(35)	(36)	(48)	(85)	n.m.	(18)	n.m.	**68**
Working Capital	(98)	(25)	(65)	(5)	1	(83)	(58)	(55)	(95)	(30)	(143)	(277)		(78)		**199**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–				**–**
Discount factor for Dec 15						–	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Cumulative receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Total WC adjustments																**199**

BNP PARIBAS

The bank for a changing world

Project Delphes - 13 April 2016 | 42

Working Capital normalisation

DRAFT

Case 2: Normative WC without instalments

Methodology:

WC adjustments derived as the difference between WC at December level and the LTM average. Working capital integrating factored receivables back

Adjustments for Receivables amounts sent to factoring: estimated as the amount of factored receivables to be outstanding in December (assuming receivables are paid in 6 monthly instalments on average)

Nova (BRLm)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	(days)	Avg. 15	(days)	Adj.
Inventory	606	674	865	722	657	744	807	749	836	921	992	749	53	777	55	**28**
Receivables	601	921	848	731	973	959	786	810	806	709	1,015	1,066	50	852	40	**(214)**
o/w Traditional Receivables	*539*	*283*	*220*	*526*	*509*	*227*	*332*	*378*	*257*	*313*	*872*	*151*		*384*		
o/w Receivable amounts sent to factoring	*62*	*639*	*628*	*205*	*464*	*733*	*454*	*432*	*549*	*395*	*143*	*915*		*468*		
Payables	(1,728)	(1,614)	(2,061)	(1,845)	(1,617)	(2,017)	(1,628)	(1,613)	(2,002)	(1,855)	(2,366)	(2,554)	180	(1,908)	135	**646**
Other	(50)	3	7	8	(19)	(17)	(34)	(31)	(0)	12	(178)	(112)	n.m.	(34)	n.m.	**77**
Non goods	145	163	235	243	239	258	264	243	232	226	209	203	n.m.	221	n.m.	**19**
Working Capital	(425)	148	(106)	(141)	232	(72)	195	158	(128)	12	(328)	(648)		(92)		**556**
Receivable amounts sent to factoring	62	639	628	205	464	733	454	432	549	395	143	915				**1,792**
Discount factor for Dec 15						*–*	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						*–*	*76*	*144*	*274*	*264*	*120*	*915*				
Cumulative receivable amounts sent to factoring in Dec 15						*–*	*76*	*220*	*494*	*758*	*877*	***1,792***				
Total WC adjustments																**2,348**

Cdiscount (€m)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	(days)	Avg. 15	(days)	Adj.
Inventory	221	213	213	230	217	224	222	213	229	262	299	241	58	232	56	**(9)**
Receivables	135	92	95	78	83	79	74	110	130	145	147	194	41	114	24	**(81)**
o/w Traditional Receivables	*135*	*92*	*95*	*78*	*83*	*79*	*74*	*74*	*99*	*97*	*85*	*108*		*92*		
o/w Receivable amounts sent to factoring	*–*	*–*	*–*	*–*	*–*	*–*	*–*	*36*	*31*	*48*	*63*	*87*		*22*		
Payables	(474)	(403)	(422)	(368)	(336)	(426)	(388)	(372)	(426)	(386)	(518)	(594)	143	(426)	103	**168**
Other	8	70	55	54	38	41	37	42	37	33	39	53	n.m.	42	n.m.	**(11)**
Non goods	11	4	(5)	2	(1)	(1)	(4)	(13)	(35)	(36)	(48)	(85)	n.m.	(18)	n.m.	**68**
Working Capital	(98)	(25)	(65)	(5)	1	(83)	(58)	(19)	(64)	18	(81)	(190)		(56)		**134**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	36	31	48	63	87				**198**
Discount factor for Dec 15						*–*	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						*–*	*–*	*12*	*15*	*32*	*52*	*87*				
Cumulative receivable amounts sent to factoring in Dec 15						*–*	*–*	*12*	*28*	*60*	*112*	***198***				
Total WC adjustments																**332**

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 43

Nova DCF sensitivity to 2016 results (based on current trading) DRAFT Project Delphes - 13 April 2016 44 A 5% decrease of 2016e sales growth has a negative impact of ~€31m on Nova Equity A 1% decrease on expected 2016e EBITDA margin has a negative impact of ~€12m on Nova Equity 2016e Sales and EBITDA (before instalment costs) sensitivity Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016) Equity value sensitivity on 2016e metrics 2016e SALES 2016e Sales growth BRLm 2016e (10.0%) (7.5%) (5.0%) (2.5%) - 6,228 5,616 5,769 5,922 6,075 6,228 €m 1,516 1,367 1,404 1,442 1,479 1,516 2016e EBITDA (bef. Instalment) 2016e EBITDA margin BRLm 2016e (2.0%) (1.5%) (1.0%) (0.5%) - 61 (63) (32) (1) 30 61 €m 15 (15) (8) (0) 7 15 2017 sales growth ne doi t être égal à 2016 2016e Sales growth Discount vs. current Bul l ish case BRLm 2,139 (10.0%) (7.5%) (5.0%) (2.5%) - (10.0%) (7.5%) (5.0%) (2.5%) - (2.0%) 1,790 1,851 1,913 1,974 2,036 (16%) (13%) (11%) (8%) (5%) (1.5%) 1,813 1,875 1,938 2,000 2,062 (15%) (12%) (9%) (7%) (4%) (1.0%) 1,837 1,899 1,962 2,025 2,088 (14%) (11%) (8%) (5%) (2%) (0.5%) 1,860 1,923 1,987 2,050 2,113 (13%) (10%) (7%) (4%) (1%) - 1,883 1,947 2,011 2,075 2,139 (12%) (9%) (6%) (3%) - €m 521 (2.0%) 436 451 466 481 496 (1.5%) 441 457 472 487 502 (1.0%) 447 462 478 493 508 (0.5%) 453 468 484 499 515 - 458 474 490 505 521 2016e EBITDA margin 2016e EBITDA margin

Nova: DCF valuation for Bullish case, but with stable instalment costs (1/2) DRAFT Project Delphes - 13 April 2016 45 Main assumptions: Valuation including stable instalment costs (excluding SELIC rate which is expected to decrease). All other assumptions kept as per current Bullish case Nova DCF Valuation as of 01/01/2016 Tax rate: 34% (Brazil) WACC: 16.4% Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated in 2016-2018 Discounted Cash Flow model Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016) Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) (21) (88) (8%) Terminal value 285 1,170 103% NPV tax credits 14 59 5% ENTERPRISE VALUE 278 1,142 100% 2017e EV/Sales 0.17x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (10) (42) EQUITY VALUE 268 1,100 WACC BRLm 1,100 (0.5%) (0.3%) 0.3% 0.5% (0.5%) 1,120 1,062 1,007 954 905 (0.3%) 1,172 1,110 1,052 997 945 1,226 1,161 1,100 1,042 988 0.3% 1,283 1,215 1,151 1,090 1,033 0.5% 1,344 1,272 1,204 1,140 1,080 €m (0.5%) 273 259 245 232 220 (0.3%) 285 270 256 243 230 298 283 268 254 240 0.3% 312 296 280 265 251 0.5% 327 310 293 278 263 PERPETUAL GROWTH PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,139 11,202 13,464 15,826 18,299 20,388 21,815 +17.4% Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 569 806 1,031 1,287 1,483 1,647 1,762 +23.7% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (BRLm) (242) (315) (340) (397) (415) (506) (595) (674) (735) (769) (823) +13.1% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (4.5%) (4.5%) (4.4%) (4.3%) (4.0%) (3.8%) (3.8%) EBITDA (BRLm) (619) (254) (129) (20) 154 300 436 612 748 878 939 +41.7% % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 1.7% 2.7% 3.2% 3.9% 4.1% 4.3% 4.3% - D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) +31.8% % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 67 175 263 385 461 532 541 +51.5% % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 0.7% 1.6% 2.0% 2.4% 2.5% 2.6% 2.5% - Normative tax rate (BRLm) - - - (23) (59) (90) (131) (157) (181) (184) +51.5% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 87 125 173 228 287 346 398 +31.8% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) +19.5% % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 +10.8% % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.8% 1.0% 0.9% 0.8% 0.8% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 33 142 207 296 362 405 398 +64.8% Free cash flows (€m) (74) (59) (47) 8 34 50 72 88 99 97 +64.8% Less favourable instalments costs impacts significantly Nova valuation (i.e. €268m EqV vs. €465-521m in our central DCF approach)

Nova: DCF valuation for Bullish case, but with stable instalment costs (2/2) DRAFT Project Delphes - 13 April 2016 46 Equity value sensitivity Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.1 (1m average as of 08/04/2016) Nova Equity Value and cash compensation for Cnova sensitivities to sales growth and EBITDA margin all over the BP Value of 22% stake in Cnova held by VV sensitivity Cash compensation for Cnova sensitivity Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% BRLm 1,100 (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (461) (329) (165) 38 285 584 944 1,374 1,886 (1.5%) (318) (171) 9 230 497 819 1,204 1,662 2,205 (1.0%) (180) (19) 178 416 703 1,046 1,455 1,941 2,514 (0.5%) (44) 131 343 599 904 1,268 1,701 2,213 2,815 - 89 278 504 776 1,100 1,485 1,941 2,478 3,109 0.5% 221 422 663 951 1,292 1,698 2,176 2,738 3,398 1.0% 350 563 818 1,121 1,481 1,907 2,408 2,996 3,685 1.5% 472 698 967 1,286 1,664 2,109 2,633 3,247 3,964 2.0% 592 831 1,114 1,449 1,845 2,310 2,856 3,495 4,240 EBITDA margin Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m 268 (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (112) (80) (40) 9 69 142 230 335 459 (1.5%) (77) (42) 2 56 121 199 293 405 537 (1.0%) (44) (5) 43 101 171 255 354 472 612 (0.5%) (11) 32 84 146 220 309 414 539 685 - 22 68 123 189 268 362 472 603 757 0.5% 54 103 161 231 315 413 530 667 827 1.0% 85 137 199 273 361 464 586 729 897 1.5% 115 170 235 313 405 514 641 790 965 2.0% 144 202 271 353 449 562 695 851 1,032 EBITDA margin 2017 sales growth doit être égal à 2015 Impl i ed 22% of Cnova Equi ty Val ue (€m) non amél ioration instalments costs Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m - (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) 165 172 181 192 205 221 240 263 291 (1.5%) 173 181 190 202 216 234 254 279 308 (1.0%) 180 189 199 212 227 246 268 294 324 (0.5%) 187 197 208 222 238 258 281 308 341 - 195 205 217 231 249 269 294 323 356 0.5% 202 212 225 241 259 281 306 336 372 1.0% 209 220 234 250 269 292 319 350 387 1.5% 215 227 242 259 279 303 331 364 402 2.0% 222 234 249 267 289 314 343 377 417 EBITDA margin non amél ioration instalments costs Impl i ed Cash consi derati on before synergi es (€m) Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m - (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (277) (252) (221) (183) (136) (79) (11) 71 168 (1.5%) (250) (222) (188) (146) (95) (34) 39 126 229 (1.0%) (224) (193) (156) (111) (56) 9 87 179 287 (0.5%) (198) (165) (125) (76) (18) 51 133 230 345 - (173) (137) (94) (43) 19 92 179 281 401 0.5% (148) (110) (64) (9) 56 133 223 330 456 1.0% (123) (83) (34) 23 91 172 267 379 510 1.5% (100) (57) (6) 54 126 211 310 427 563 2.0% (77) (32) 22 85 160 249 352 474 615 EBITDA margin

DRAFT Project Delphes - 13 April 2016 47 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Buyout premia analysis Additional information on peers' group 1 2 3 10 20 31 39 a b c 40 47 51

Transaction premiums

DRAFT

France

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market)
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

									Premium				
Target	Acquiror	Announc. date	Deal value (> 100 EURm)	Initial stake (in %)	% of shares acquired	Final stake (in %)	% of shares tendered / targeted	Deal status	Last day	1 month	3 months	6 months	12 months
Cegereal	Northwood Investors	28/09/2015	191.3	59.8%	38.7%	98.4%	96.1%	Completed	30.0%	28.2%	26.8%	21.2%	23.1%
NextradioTV	News Participations	27/07/2015	298.5	50.4%	45.1%	95.5%	90.9%	Completed	16.4%	24.6%	27.5%	30.3%	41.0%
Canal +	Vivendi	13/05/2015	496.0	48.5%	48.6%	97.1%	94.3%	Completed	25.4%	27.9%	26.6%	29.8%	31.5%
Norbert Dentressangle	XPO Logistics	29/04/2015	702.5	66.7%	19.5%	86.3%	58.7%	Completed	37.8%	41.1%	47.3%	62.2%	79.4%
Foncière des Régions	Foncière des Murs	23/02/2015	970.7	43.1%	0.1%	43.2%	0.2%	Completed	-7.6%	-6.3%	3.4%	2.6%	4.1%
EuroDisney	Walt Disney Company	20/02/2015	270.8	72.3%	9.8%	82.2%	35.5%	Completed	0.3%	-0.5%	-1.2%	-2.8%	-4.9%
Havas	Bolloré	17/10/2014	1,562.6	36.2%	46.3%	82.5%	72.5%	Completed	19.5%	25.6%	32.8%	37.8%	35.6%
Générale de Santé	Ramsay / Predica	10/10/2014	149.6	83.4%	2.2%	85.6%	13.2%	Completed	3.2%	8.0%	10.8%	17.7%	26.0%
CNIM	Soluni /Dmitrieff	01/07/2014	139	56.2%	0.0%	56.2%	0.0%	Completed	37.3%	37.5%	34.9%	37.1%	44.9%
Ciments Français	Italcementi	22/05/2014	438	83.8%	16.2%	100.0%	100.0%	Completed	23.6%	30.3%	39.1%	46.9%	62.9%
Boursorama	Société Générale	18/03/2014	261	75.9%	24.1%	100.0%	100.0%	Completed	22.1%	23.5%	30.9%	38.7%	50.2%
Groupe Bourbon SA	Jaccar Holdings SA	16/03/2014	849	26.2%	29.6%	55.8%	40.1%	Completed	24.2%	18.2%	17.9%	19.2%	19.8%
Oeneo	Andromede Investissement	30/04/2013	123	37.9%	24.8%	62.7%	40.0%	Completed	17.2%	21.8%	21.9%	32.8%	35.1%
LaCie	Seagate Technology	14/06/2012	153	64.5%	27.6%	92.1%	77.8%	Completed	34.7%	43.1%	34.6%	38.5%	46.3%
LVL Medical	Air Liquide	08/06/2012	326	70.5%	29.5%	100.0%	100.0%	Completed	90.0%	98.0%	107.0%	116.0%	116.0%
Average									**25%**	**28%**	**31%**	**35%**	**41%**
Median									**24%**	**26%**	**28%**	**33%**	**36%**

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 48

Transaction premiums

DRAFT

Brazil & US

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market),
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

Brazil

Target	Acquiror	Rumour	Announcement	Effective	Deal value	Initial stake	% acquired	Final stake	Last day	1 m	3 m	6 m	12 m
DASA	Cromossomo Participacoes II	-	27/04/2015	02/02/2016	€286m	72%	28%	100%	7.1%	16%	4.9%	1.2%	(5.7%)
Abril Educacao SA	Tarpon Investimentos	30/10/2015	20/11/2015	22/12/2015	€297m	41%	35%	76%	5.0%	5.3%	5.6%	6.7%	10%
Souza Cruz SA	British Tobacco	-	23/02/2015	15/10/2015	€2 847m	75%	22%	98%	15%	19%	27%	32%	31%
COELBA	Neoenergia	-	16/01/2015	27/02/2015	€172m	88%	8.5%	96%	30%	29%	29%	29%	26%
Autometal SA	CIE Automotive	-	07/04/2014	18/09/2014	€202m	75%	25%	100%	18%	27%	24%	19%	13%
COELCE	ENEL	20/08/2013	14/01/2014	19/05/2014	€180m	59%	15%	74%	21%	19%	18%	12%	13%
Net Servicos	Embrapar	-	17/10/2013	28/11/2013	€138m	90%	6.0%	96%	2.3%	3.3%	3.6%	0.2%	0.3%
Confab Industrial	Techint Holdings	-	18/01/2012	24/04/2012	€559m	43%	53%	96%	27%	36%	38%	31%	31%
Vale Fertilizantes	Vale SA	-	22/06/2011	24/01/2012	€911m	84%	16%	100%	35%	40%	47%	47%	43%
Universo Online	Folhapar	26/07/2011	30/08/2011	29/12/2011	€152m	59%	14%	73%	20%	22%	21%	20%	30%
Average					€621m	70%	23%	93%	18%	22%	22%	20%	18%
Median					€286m	75%	22%	96%	18%	19%	24%	19%	13%
Max					€2 847m	90%	53%	100%	35%	40%	47%	47%	43%
Min					€138m	41%	6.0%	74%	2.3%	3.3%	3.6%	0.2%	(5.7%)

US

		Date				Stake			Premium				
Target	Acquiror	Rumour	Announcement	Effective	Deal value	Initial stake	% acquired	Final stake	Last day	1 mth	3 mth	6 mth	12 mth
Dole Food Co	Castle & Cooke Inc	-	11/06/2013	01/11/2013	€316m	40%	61%	100%	32%	33%	28%	26%	21%
rue21	Apax Partners	-	23/05/2013	10/10/2013	€766m	30%	70%	100%	23%	25%	34%	40%	42%
Sauer-Danfoss Inc	Danfoss A/S	-	28/11/2012	12/04/2013	€536m	76%	24%	100%	49%	49%	47%	50%	46%
Venoco Inc	Timothy M. Marquez	-	29/08/2011	03/10/2012	€263m	50%	50%	100%	39%	30%	8.3%	(3.7%)	(17%)
Kenneth Cole Inc	Kenneth D Cole	-	24/02/2012	25/09/2012	€111m	46%	54%	100%	17%	19%	26%	32%	31%
M&F Worldwide	MacAndrews & Forbes	-	13/06/2011	21/12/2011	€192m	43%	57%	100%	47%	25%	12%	6.8%	3.5%
Average					€364m	47%	53%	100%	35%	30%	26%	25%	21%
Median					€290m	45%	55%	100%	36%	28%	27%	29%	26%
Max					€766m	76%	70%	100%	49%	49%	47%	50%	46%
Min					€111m	30%	24%	100%	17%	19%	8.3%	(3.7%)	(17%)

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket; Note I: Deal value of transactions converted into euro at the rate of exchange prevailing on the relevant rumour (if available) or announcement date; Note II: Two US transactions were excluded from final consideration as their premiums were clear outliers in the sample group: the 2016 acquisition of APR Energy by Fairfax Financial Holdings and the 2013 purchase of Clearwire Corporation by Sprint Nextel

BNP PARIBAS The bank for a changing world

Project Delphes - 13 April 2016 | 49

Transaction premiums

DRAFT

Rest of Europe

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market)
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

Rest of Europe

		Date				Stake			Premium				
Target	Acquiror	Rumour	Announcement	Effective	Deal value	Initial stake	% acquired	Final stake	Last day	1 m	3 m	6 m	12 m
Infinis Energy plc	Terra Firma Capital	-	22/10/2015	17/12/2015	€242m	69%	32%	100%	40%	39%	37%	26%	11%
Colt Group SA	Fidelity	-	19/06/2015	12/08/2015	€810m	62%	38%	100%	21%	23%	26%	29%	34%
Fortune Oil plc	Fortune Dynasty	-	18/12/2014	09/03/2015	€142m	57%	43%	100%	58%	46%	36%	21%	3.0%
WMF	KKR & Co	19/06/2014	23/07/2014	20/01/2015	€188m	50%	23%	73%	14%	15%	20%	22%	25%
Perform Group	Access Industries	-	01/09/2014	02/12/2014	€391m	43%	45%	87%	28%	24%	18%	13%	3.4%
Campofrio Food	Sigma Alimentos	-	14/11/2013	13/06/2014	€309m	37%	63%	100%	11%	15%	19%	23%	29%
Henex	UFB, SAMC, and SPI	-	21/10/2013	24/01/2014	€390m	56%	44%	100%	26%	26%	26%	27%	28%
Demag Cranes	Terex Corp	-	30/01/2012	21/01/2014	€232m	82%	18%	100%	16%	18%	20%	17%	22%
Compagnie d'Entreprises	Ackermans & Van Haaren	-	19/09/2013	24/12/2013	€138m	48%	12%	60%	3.6%	6.6%	3.9%	1.7%	1.2%
Impregilo	Salini	-	06/02/2013	30/04/2013	€913m	35%	57%	92%	5.0%	4.5%	10%	17%	22%
Vueling Airlines	International Airlines Group	-	08/11/2012	23/04/2013	€124m	46%	45%	91%	69%	80%	85%	93%	95%
Brisa	Tagus	-	29/03/2012	13/03/2013	€584m	50%	35%	85%	17%	14%	14%	13%	3.8%
Telenet Group	Liberty Global	-	19/09/2012	18/01/2013	€332m	50%	8.0%	58%	13%	13%	5.5%	5.3%	10%
Duvel Moortgat	Fiberni	12/10/2012	19/12/2012	15/01/2013	€125m	74%	26%	100%	2.4%	11%	16%	20%	23%
CIMPOR	Camargo Correa	20/10/2011	30/03/2012	10/01/2013	€1 010m	33%	27%	60%	10%	11%	9.4%	7.8%	8.4%
Edison	EDF	27/12/2011	15/02/2012	06/09/2012	€893m	81%	19%	100%	7.2%	13%	8.5%	6.0%	7.2%
International Power	GDF Suez	-	29/03/2012	29/06/2012	€7 719m	70%	30%	100%	9.0%	13%	19%	22%	26%
Benetton Group	Edizione	-	01/02/2012	30/03/2012	€147m	75%	18%	92%	14%	41%	46%	30%	11%
EGL	Axpo Holdings	-	20/06/2011	27/02/2012	€168m	91%	9.0%	100%	22%	21%	20%	22%	22%
Omega Pharma	Couckinvest	27/05/2011	02/09/2011	20/12/2011	€611m	30%	70%	100%	13%	11%	8.1%	4.9%	6.2%
Bulgari	LVMH Moet	-	07/03/2011	27/09/2011	€1 419m	67%	33%	100%	61%	61%	59%	60%	72%
Medion	Lenovo	-	01/06/2011	23/08/2011	€271m	37%	43%	80%	19%	27%	29%	22%	20%
CEPSA	IPIC	-	16/02/2011	26/07/2011	€4 037m	47%	53%	100%	25%	29%	39%	48%	53%
Rank Group	Guoco Group	-	06/05/2011	18/07/2011	€224m	41%	34%	75%	2.1%	0.9%	4.3%	8.6%	14%
CNP	Erbe	-	03/03/2011	20/06/2011	€1 501m	72%	28%	100%	23%	20%	23%	25%	28%
Feintool International	Franke Artemis	-	17/01/2011	07/04/2011	€101m	33%	48%	81%	11%	11%	8.5%	7.3%	7.5%
Average					€885m	55%	35%	90%	21%	23%	23%	23%	23%
Median					€321m	50%	33%	100%	15%	16%	19%	22%	21%
Max					€7 719m	91%	70%	100%	69%	80%	85%	93%	95%
Min					€101m	30%	8.0%	58%	2.1%	0.9%	3.9%	1.7%	1.2%

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket; Note I: Deal value of transactions converted, when applicable, into euro at the rate of exchange prevailing on the relevant rumour (if available) or announcement date; Note II: Countries screened for transactions comprise: Austria, Belgium, Germany, Ireland, Italy, Netherlands, Portugal, Spain, Switzerland, UK

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Project Delphes - 13 April 2016 | 50

DRAFT Project Delphes - 13 April 2016 51 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Buyout premia analysis Additional information on peers' group 1 2 3 10 20 31 39 a b c 40 47 51

DRAFT Broker Date CURRENCY WACC g Normative year Cost of equity Credit Suisse 29/01/2016 USD 10.5% 3.0% 2021 Jefferies 29/01/2016 USD 12.0% 4.0% 2026 Cantor Fitzgerald 28/01/2016 USD 10.0% 3.0% 2021 AVERAGE 10.8% 3.3% 2023 - UBS 26/01/2016 USD 12.1% Nomura 22/01/2016 USD 10.7% 3.0% Suntrust Robinson Humphrey 22/01/2016 USD 10.0% 4.0% 2024 Jefferies 18/01/2016 USD 13.1% 4.0% 2025 15.2% Everbright Securities 03/12/2015 USD 9.1% 2.0% 14.0% AVERAGE 11.0% 3.3% 2025 14.6% Morgan Stanley 29/02/2016 USD 14.0% 4.0% 2026 14.0% Nomura 29/02/2016 USD 11.3% 4.0% UBS 26/02/2016 USD 10.7% Macquarie 26/02/2016 USD 11.6% 1.2% 2021 13.5% BNP Paribas Group 26/02/2016 USD 12.0% 3.0% AVERAGE 11.9% 3.1% 2024 13.8% Crédit Suisse 11/03/2016 BRL 15.9% 8.0% 2026 16.9% JP Morgan 28/01/2016 BRL 15.7% 8.0% 2026 22.7% Votorantim Corretora 10/09/2015 BRL 12.1% 4.5% 2025 13.4% AVERAGE 14.6% 6.8% 2026 17.7% Morgan Stanley 24/12/2015 USD 15.0% 4.0% HSBC 03/09/2015 USD 21.4% 5.0% 21.4% Credit Suisse 10/06/2015 USD 12.0% 3.0% Barclays 01/06/2015 USD 17.4% 3.0% AVERAGE 16.5% 3.8% - 21.4% AVERAGE 12.8% 3.9% 2024 16.4% MEDIAN 12.0% 4.0% 2025 14.6% WACC Consensus – Nova peers Project Delphes - 13 April 2016 52 Source: Brokers

DRAFT Project Delphes - 13 April 2016 Brokers’ valuation methodology 53 Analysts mainly using DCF to value Nova’s peers COMPANY # OF BROKERS ANALYZED METHODOLOGY 1 % METHODOLOGY 2 % METHODOLOGY 3% 9 Mul tiples (incl . EV/sales, EV/EBITDA, EV/FCF, EV/GMV, EV/GP, P/E) 100% DCF 44% Long-term CSOI(1) margins 11% 10 DCF 70% Multiples (incl. P/Sales, EV/Sales, EV/EBITDA, EV/FCF, P/E) 40% 11 Mul tiples (incl . P/E, PEG, EPADS) 55% DCF 55% 9 DCF 89% Multiples (incl. EV/Sales, EV/EBITDA) 33% DANGDANG 6 DCF 67% Multiples (Incl. P/E, PER) 33% Main methodologies used Source: Brokers Note: Consolidated Segment Operating Income

DRAFT Broker Date CURRENCY WACC g Normative year Cost of equity Credit Suisse 29/01/2016 USD 10.5% 3.0% 2021 Jefferies 29/01/2016 USD 12.0% 4.0% 2026 Cantor Fitzgerald 28/01/2016 USD 10.0% 3.0% 2021 AVERAGE 10.8% 3.3% 2023 - JP Morgan 21/07/2015 GBP 10.0% Panmure Gordon & Co 07/07/2015 GBP 9.5% 2.0% 2025 AVERAGE 9.8% 2.0% 2025 - Inderes 15/02/2016 EUR 8.8% 2026 7.8% AVERAGE 8.8% - 7.8% ESN 02/10/2015 EUR 9.3% 2025 9.3% Banco Profilo 23/03/2015 EUR 7.6% 2.0% 2019 7.6% AVERAGE 8.5% 2.0% 2022 8.5% Exane 09/12/2015 EUR 10.9% 3.0% 2020 11.8% UBS 07/01/2016 EUR 9.0% 2.5% 2025 9.1% Societe Generale 17/02/2016 EUR 8.5% 0.0% 2025 AVERAGE 9.5% 1.8% 2023 10.4% SEB Equities 18/01/2016 SEK 8.0% 2036 8.0% AVERAGE 8.0% - 2036 8.0% Deutsche Bank 24/03/2016 EUR 8.1% 2.0% 8.5% Oddo 29/01/2016 EUR 7.7% 2.0% 2024 8.5% AVERAGE 7.9% 2.0% 2024 8.5% AVERAGE 9.3% 2.4% 2024 8.8% MEDIAN 9.2% 2.3% 2025 8.5% WACC Consensus – CDiscount peers Project Delphes - 13 April 2016 54 Source: Brokers

DRAFT Project Delphes - 13 April 2016 Brokers’ valuation methodology 55 Analysts mainly using DCF and multiples (EV/sales, EV/EBIT) to value Cdiscount’s peers COMPANY # OF BROKERS ANALYZED METHODOLOGY 1 % METHODOLOGY 2 % METHODOLOGY 3 % METHODOLOGY 4% 4 DCF 50% EV/sales 25% PER 25% 3 DCF 33% EV/sales 33% P/E 33% 1 EV/EBIT 100% PER 100% 1 DCF 100% EVA 100% Mul tiples 100% 4 DCF 75% Mul tiples (incl . EV/sales, EV/EBITDA, EV/EBIT, P/E) 75% Sales model 25% Cohort analysis 25% 3 DCF 67% Mul tiples (incl . EV/sales, EV/EBIT) 67% Main methodologies used Source: Brokers

DRAFT Project Delphes - 13 April 2016 56 This presentation has been prepared by BNP PARIBAS for informational purposes only. Although the information contained in this presentation has been obtained from sources which BNP PARIBAS believes to be reliable, it has not been independently verified and no representation or warranty, express or implied, is made and no responsibility is or will be accepted by BNP PARIBAS as to or in relation to the accuracy, reliability or completeness of any such information. Opinions expressed herein reflect the judgement of BNP PARIBAS as of the date of this presentation and may be subject to change without notice if BNP PARIBAS becomes aware of any information, whether specific or general, which may have a material impact on any such opinions. BNP PARIBAS will not be responsible for any consequences resulting from the use of this presentation as well as the reliance upon any opinion or statement contained herein or for any omission. This presentation is confidential and may not be reproduced (in whole or in part) nor summarised or distributed without the prior written permission of BNP PARIBAS. © BNP PARIBAS. All rights reserved.